As filed with the Securities and Exchange Commission on April 15, 2025
Registration Nos.

333-153085
811-09389

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.	O

Post-Effective Amendment No. 22	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 118	X

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC LIFE & ANNUITY COMPANY
(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY
(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3011
(Depository’s Telephone Number, including Area Code)

Alison Ryan

Assistant Vice President and Managing Assistant General Counsel II
Pacific Life & Annuity Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

O immediately upon filing pursuant to paragraph (b) of Rule 485
X on May 1, 2025 pursuant to paragraph (b) of Rule 485
O 60 days after filing pursuant to paragraph (a)(1) of Rule 485
O on ________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

O This post-effective amendment designates a new date for a previously filed post-effective amendment.

PACIFIC SELECT EXEC V-NY PROSPECTUS MAY 1, 2025

Pacific Select Exec V-NY is a flexible premium variable universal life insurance policy issued by Pacific Life & Annuity Company (“PL&A”) through the Pacific Select Exec Separate Account of PL&A.

● Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

● Variable means the Policy’s value depends on the performance of the Investment Options you choose.

● Universal life insurance means you can accumulate cash value and the Policy provides a Death Benefit to the Beneficiary you choose.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy. This Policy is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. PL&A, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Policy involves risk, including possible loss of principal and previous earnings.

This Policy is no longer offered for sale.

Where To Go For More Information back cover

SPECIAL TERMS

In this prospectus, you or your mean the policyholder or Owner. PL&A, we, us or our refer to Pacific Life & Annuity Company. Policy means a Pacific Select Exec V-NY variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (888) 595-6997.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Additional Coverage – is one of the Coverage Components under this policy and provides term life insurance coverage on the Insured.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Basic Coverage – is one of the Coverage Components under this policy and provides life insurance coverage on the Insured.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – Business Day — Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Standard Time. In this Prospectus, references to “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. If any transaction is requested for a day that does not exist in a given calendar month, it will occur on the last day of such month. Any systematic pre-authorized transaction scheduled to occur on December 30th or December 31st where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable values at the close of that Business Day. A Business Day is also called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any Surrender Charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including, but not limited to, the Death Benefit, Face Amount, Policy Date, policy duration, the Insured's Age and Risk Class, and the presence of optional riders and benefits.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other Coverage Components.

Coverage Components – provide life insurance coverage on the Insured. There are three coverage components: Basic Coverage, Additional Coverage and SVER Coverage. Basic Coverage is a required Coverage Component. Additional Coverage and SVER Coverage are optional Coverage Components.

Coverage Layer – is the amount of coverage purchased at a given time for a Coverage Component. Each Coverage Component may have one or more Coverage Layers. Each Coverage Layer has an associated Face Amount, Risk Class, effective date, and charges.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – is the Face Amount of each Coverage Component.

Fixed Account – an account that is part of our General Account. Net Premiums and Accumulated Value under the Policy may be allocated to this account for accumulation at a fixed rate of interest declared by us. This account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account.

Fixed Accumulated Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed LT Account – an account that is part of our General Account. Net Premiums and Accumulated Value under the Policy may be allocated to this account for accumulation at a fixed rate of interest declared by us. This account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Fund – one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Grace Period – a 61-day period, beginning on the date we send you, and anyone to whom you have assigned your Policy, notice that your Policy’s Accumulated Value less Standard Policy Debt is insufficient to pay the Monthly Deduction. The Grace Period gives you 61 days in which to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of hypothetical future Policy benefits based on the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit Option, premium payments, any Rider requested, and historical or hypothetical gross rate(s) of return.

In Force – the Policy is in effect and provides a Death Benefit on the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper Form may require, among other things, a notarized signature or some other proof of authenticity that is required for us to act on a Written Request. We do not generally require such proof, but we may ask for proof if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your financial professional if you have questions about the In Proper Form requirement for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, any available Fixed Options, and any additional Investment Options that may be added.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Deduction End Date – the Policy Anniversary on and after which we do not deduct a monthly charge. The Monthly Deduction End Date for your Policy is shown in the Policy Specifications and does not change for the life of the Insured. This date is the Policy Anniversary when the Insured attains age 121.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0020598, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners. See the POLICY BASICS – Owners, the Insured, and Beneficiaries section in this prospectus for more information.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date upon which life insurance coverage under the Policy becomes effective. The Policy date is used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarizes information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges. The Risk Class of each Insured is shown in the Policy Specifications. The Risk Class of each Insured for any additional coverage added after issue will be shown in the Supplemental Schedule of Coverage.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice that will be sent to the last known Address on Record, or by other means where permitted, reflecting certain changes made to your Policy after the Policy Date.

SVER Coverage – is one of the Coverage Components under this policy and provides term life insurance coverage on the Insured.

Total Face Amount – is the sum of Face Amounts of all Coverage Layers of all Coverage Components. The Total Face Amount is used in determining the Death Benefit under this policy.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request or In Writing – your signed request in writing, that is received by us at our Administrative Office In Proper Form, containing information needed to act on the request. Written Request includes an electronic request provided in a form acceptable to us.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you fully surrender your Policy within the first 5 years of Policy issue or any Coverage Layer added to the Policy (each Coverage Layer will have its own 5-year period from the date it went into effect) you will be assessed a surrender charge of up to a maximum of 4.500% ($45.00) per $1,000 of Face Amount. This charge will vary based on the individual characteristics of the Insured and other options chosen.

For example, if you fully surrender your Policy within the first 5 years of Policy issue, you could pay a surrender charge up to $4,500 on a $100,000 of Face Amount.

Fee Tables Surrendering Your Policy
Transaction Charges

In addition to surrender charges, you may also be charged for other transactions. These other charges may include charges for each premium paid, withdrawal charges for partial withdrawals, transfer fees for transfers among the Investment Options, audits of premium/loan, duplicate Policy fee, fees for Illustration requests, Face Amount increases, Risk Class change fees and for additions of optional Riders.

Fee Tables Deductions From Your Premiums Making Withdrawals
Ongoing Fees and Expenses	In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost	Fee Tables

FEES AND EXPENSES				LOCATION IN PROSPECTUS
(annual charges)

of insurance under the Policy, administrative charges, asset charges, Coverage charges, interest on any Policy loans, and the cost of optional benefits available under the Policy. Certain fees and expenses are set based on characteristics of the Insured (e.g. age, sex, and rating classification). Please review the Policy Specifications page of your Policy for rates applicable to your Policy.

You will also bear expenses associated with the Funds you choose under the Policy, as shown in the following table:

Monthly Deductions Appendix: Funds Available Under the Policy
	ANNUAL FEE	MINIMUM	MAXIMUM
	Variable Investment Options (Fund fees and expenses)	0.28%[1]	2.13%[1]

1 As a percentage of Fund net assets.

RISKS		LOCATION IN PROSPECTUS

Risk of Loss	You can lose money by investing in the Policy, including loss of principal and any prior earnings.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a Death Benefit. This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Withdrawals are not allowed in the first Policy Year.

Surrender charges apply for up to 5 years after Policy issue and each Coverage Layer added to the Policy. a surrender or withdrawal may be subject to negative tax consequnces.

Principal Risks of Investing in the Policy Surrendering Your Policy

Risks Associated with Investment Options

An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy (e.g. Funds).

Each Investment Option (including any Fixed Option) will have its own unique risks.

You should review, working with your financial professional, the Investment Options before making an investment decision.

Principal Risks of Investing in the Policy Investment Options - Fixed Options Appendix: Funds Available Under the Policy
Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including any Fixed Option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling us at (800) 347-7787 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Policy About Pacific Life

Policy Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s Monthly Deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no Death Benefit will be paid. There are costs associated with reinstating a lapsed Policy and there is no guarantee that a reinstatement will be approved.

Principal Risks of Investing in the Policy Lapsing and Reinstatement

RESTRICTIONS	LOCATION IN PROSPECTUS

Investments

Not all Investment Options may be available through your financial professional.

Transfers between Investment Options are generally limited to 25 each calendar year. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Additional Fund transfer restrictions apply. There is a $25 fee per transfer in excess of 12 transfers per Policy Year. We do not currently impose this charge.

Under the Fixed Options, there are frequency, amount and/or percentage limits on the amount that may be transferred into or out of the Fixed Options. These limits are significantly more restrictive than those that apply to transfers into or out of the Variable Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to the Variable Investment Options. Additional Fixed Option transfer restrictions apply.

Certain Funds may stop accepting additional investments into their Fund or may liquidate a Fund. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transferring Among Investment Options and Market-Timing Restrictions Transfer Services Loans Appendix: Funds Available Under the Policy

Optional Benefits

We offer several optional benefits in the form of a rider to the Policy. These riders can only be selected at Policy issue, may have an additional charge and could be subject to conditions to exercise or underwriting. Your selection of certain optional Riders may result in restrictions on some Policy benefits. Not all riders are available in every state. We may stop offering an optional benefit at any time for new Policy purchases.

Optional Riders and Benefits Appendix: Funds Available Under the Policy

TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Withdrawals may be subject to ordinary income tax and may be subject to tax penalties. Tax consequences for loans and withdrawals generally differ. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan.

Variable Life Insurance and Your Taxes

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Some financial professionals may receive compensation for selling this Policy to you in the form of commissions, additional cash compensation, and non-cash compensation. We may also provide additional payments in the form of cash, other special compensation or reimbursement of expenses to the financial professional’s selling broker dealer. These financial professionals may have a financial incentive to offer or recommend this Policy over another investment.

Distribution Arrangements
Exchanges

Some financial professionals may have a financial incentive to offer you a new policy in place of the one you already own.

You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

Policy Exchanges Distribution Arrangements

OVERVIEW OF THE POLICY

Purpose

The primary purpose of the Policy is to provide life insurance Death Benefit protection and flexibility for premium payments, and investment selections to meet your specific life insurance needs. This Policy may be appropriate if you are looking to provide a Death Benefit for family members or others. Discuss with your financial professional whether this Policy, its optional benefits and its Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if this Policy is right for you. Also, before you purchase this Policy, you may request a personalized Illustration of your hypothetical future benefits under the Policy based on your personal characteristics (e.g. Age and Risk Class), Face Amount of your Policy, Death Benefit Option, Death Benefit Qualification Test, planned periodic premium, any Rider requested, and historical or hypothetical gross rate(s) of return.

Premiums

After you pay the first premium payment, the Policy gives you the flexibility to choose the amount and frequency of your additional premium payments within certain limits. You may schedule your premium payments, referred to as planned periodic premium, on an annual, semi-annual, quarterly, or monthly basis. You are not required to pay any planned premiums. However, payment of insufficient premiums may result in a lapse of the Policy. There is no guarantee that your Policy will not lapse even if you pay your planned premium. Your Policy will lapse if the Accumulated Value, less Policy Debt, is not enough to cover the monthly charge on the day we make the deduction. If this occurs, your Policy will enter its Grace Period. The Grace Period is 61 days from the date we send you a notice that explains the sufficient amount to pay to keep your Policy In Force. During the Grace Period, your Policy will remain In Force and continue to provide a death benefit. If sufficient premium has not been made within the Grace Period, your Policy will lapse. You should consider a periodic review of your Coverage with your financial professional.

Your Net Premium payments may be allocated to Variable Investment Options (each of which invests in a corresponding Fund) and/or Fixed Options which provide a guaranteed minimum interest rate.

Additional information about the Funds is provided in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus.

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Policy Features

Death Benefit

While the Policy is In Force, we will pay Death Benefit Proceeds to the Beneficiary upon the death of the Insured. The Death Benefit Proceeds equal the Death Benefit plus any additional benefit provided by a rider less any outstanding loan or unpaid Policy charges. You may choose between three Death Benefit Options:

● Option A – the Total Face Amount of the Policy,

● Option B – the Total Face Amount of the Policy plus the Accumulated Value, or

● Option C – the Total Face Amount of the Policy plus the total premiums that have been paid, less any withdrawals or distributions that reduce your Accumulated Value.

Policy charges vary depending on which Death Benefit Option or Death Benefit Qualification Test is selected.

Withdrawals

You can withdraw part of the Accumulated Value starting on your Policy’s first anniversary (no withdrawals may be made during the first year of the Policy but the Policy may be surrendered during the first year). Each withdrawal must be at least $200 and after a withdrawal, the remaining Accumulated Value less any loan amount must be at least $500. Making a withdrawal may have tax consequences, increase the risk of the Policy lapsing, and reduce Policy values and the Death Benefit. Withdrawals may also be subject to a charge of $25 per withdrawal, but we are not currently imposing this charge.

Surrender

You can surrender your Policy at any time while the Insured is alive. Any outstanding loan, loan interest, or Surrender Charge will be deducted and surrender proceeds will be paid in a single lump sum check. Upon surrender, you will have no life insurance Coverage or benefits under this Policy. The surrender proceeds, or a portion of, may be subject to tax consequences, including a possible tax penalty on Modified Endowment Contract policies for certain situations including, but not limited to surrendering a policy owned by a natural person(s) before age 59½. Please consult your tax advisor.

Loans

You can borrow money from us any time after the Free Look Transfer Date to gain access to the Accumulated Value in the Policy. The maximum amount available to borrow is less than 100% of your Accumulated Value. Generally, the minimum amount you can borrow is $200. See the APPENDIX: STATE LAW VARIATIONS section in this prospectus for a list of state variations to the minimum loan amount. Loans may have tax consequences. A loan is available based on the Accumulated Value allocated to any of the Investment Options. When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow which is due on your Policy Anniversary. The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily. Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options. Amounts held in the Loan Account are not available to pay any Policy charges. Taking out a loan may increase the risk of the Policy lapsing, and could reduce the amount of the Death Benefit.

Optional Benefits

The Policy offers the following Investment Option transfer services at no additional cost: dollar cost averaging, portfolio rebalancing, first year transfer, and the Fixed Option interest sweep. You may only participate in one transfer service at any time. You can find additional information about the transfer services in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus.

The Policy offers several riders (some for an additional charge) that provide supplemental benefits under the Policy. Any charges associated with each rider are presented in the FEE TABLES section below. You can find additional information about the Riders in the OTHER BENEFITS AVAILABLE UNDER THE POLICY and OPTIONAL RIDERS AND BENEFITS sections in this prospectus. Speak with your life insurance producer or contact us to determine which Riders were added to your Policy.

We offer a variety of variable universal life insurance policies. Not every policy we issue is available through every selling broker-dealer. Upon request, your financial professional can provide information regarding our other variable life policies that his or her broker-dealer makes available. You can also contact us to find out more about the availability of any of our variable life policies.

Some selling broker-dealers may not recommend certain features and options of the Policy, as well as limit the overall availability of the Policy, based on issue age or other general investor suitability criteria established by the selling broker-dealer. For example, a firm may choose not to recommend certain optional benefits or Investment Options that are described in this Prospectus. Only those Investment Options and optional benefits available through your firm will be available under your Policy. Before you purchase the Policy, you should ask your financial professional for details about the specific Investment Options, features and optional benefits available through their firm. If a particular feature that interests you is not recommended through your broker-dealer, you may want to contact another broker-dealer or us to explore its availability.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Accumulated Value between Investment Options.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)	Upon receipt of premium	6.95% of premium
Maximum surrender charge Basic Coverage	Upon full surrender of Policy during the first 5 Policy Years	$0.71-$45.00 per $1,000 of Face Amount[1]
Additional Coverage		No surrender charge
SVER Coverage		No surrender charge
Withdrawal charge (including any withdrawals under the Automated Income Program)[2]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[2]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Audits of premium/loan[2]	Upon request of audit of 2 years or more	$25 per request
Duplicate Policy[2,3]	Upon request of duplicate Policy	$50 per request
Illustration request[2]	Upon request of Policy illustration in excess of 1 per year	$25 per request
Face Amount increase[2]	Upon effective date of requested Face Amount increase	$100 per request
Risk Class change[2]	Upon request for Risk Class change	$100 per request
Annual Renewable Term Rider – Additional Insured[2]	Upon effective date of the addition of a covered person	$100 per request

1 The surrender charge is based on Sex, Age and Risk Class of the Insured on the Policy Date or on the effective date of a later Coverage Layer as well as the Face Amount of the effected Coverage Layer(s). The surrender charge decreases monthly until it is reduced to $0 in Policy Year 6 and thereafter. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

2 We currently do not impose this charge.

3 Certificate of Coverage is available without charge.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charges:
Administrative charge[1]
Maximum and current charge	Monthly Payment Date	$7.50
Asset charge[1]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Basic Coverage
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.13 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.03–$1.68 per $1,000 of Coverage Layer Face Amount
Minimum and Maximum current charge		$0.00–$0.92 per $1,000 of Coverage Layer Face Amount
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.41 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3].
Additional Coverage
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.05 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.29–$3.84 per $1,000 of Coverage Layer Face Amount
Minimum and Maximum current charge		$0
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $1.03 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3]

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
SVER Coverage
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.05 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.00–$7.38 per $1,000 of Coverage Layer Face Amount
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3]
Optional Benefit Charges[6]:
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[5]
Overloan Protection II Rider
Minimum and Maximum guaranteed and current charge	At exercise of benefit	1.12%–4.52% of Accumulated Value on date of exercise[8]
Charge for a representative Insured		Maximum guaranteed and current charge for a male non-smoker who exercises the Rider at Age 85 is 2.97% of Accumulated Value on date of exercise
Annual Renewable Term Rider–Additional Insured
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.16 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.08 per $1,000 of Rider Face Amount for a female nonsmoker who is Age 45 at Policy issue[3]
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue[3]
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of monthly benefit for a male non-smoker who is Age 35 at Policy issue[3,7]
Waiver of Charges Rider
Minimum and Maximum guaranteed and current	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk plus

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
charge		the ARTR-AI Face Amount (if any)
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk plus the ARTR-AI Face Amount (if any) for a male non-smoker who is Age 45 at Policy issue[3]

1 This charge is not deducted on and after your Policy’s Monthly Deduction End Date.

2 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance rates applicable to your Policy, and more detailed information about your cost of insurance rates is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk. For an example of how the cost of insurance rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix: Coverage Components.

3 Charges shown for this sample Policy may not be typical of the charges you will pay.

4 The Coverage charge rate is based on Sex, the Age and Risk Class of the Insured on the Policy Date, or date Rider is effective. Each Coverage Layer will have a corresponding Coverage charge related to the amount of the increase, based on the Sex, Age and Risk Class of the Insured at the time of the increase. Ask your life insurance producer for information on this charge for your Policy. The Coverage charges shown in the table may not be typical of the charges you will pay. The Coverage charge for your Policy will be stated in the Policy Specifications. For an example of how the Coverage charge rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix: Coverage Components.

5 In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

6 Riders are briefly described under OPTIONAL RIDERS AND BENEFITS. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

7 Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 The charge to exercise the Overloan Protection II Rider is shown as a table in your Policy Specifications. The charge varies by the Insured’s sex, Risk Class and Age at the time the Rider is exercised. For more information on this Rider, see WITHDRAWALS, SURRENDERS AND LOANS – Overloan Protection II Rider.

The next item shows the minimum and maximum total operating expenses charged by the Fund that you pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.28%	2.13%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss

You can lose money by investing in this Policy, including loss of principal and any prior earnings. The Policy is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Unsuitable as Short-Term Savings Vehicle (Surrender and Withdrawal Risk)

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a death benefit. The Policy may be inappropriate for you if you do not have the financial ability to keep it in force for a substantial period of time.

This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. A surrender will terminate the Policy and all of its benefits. Withdrawals cannot be take until after first year of the Policy and may be subject to withdrawal charges. A withdrawal will reduce your Accumulated Value and may significantly reduce the value of the Death Benefit or benefit riders under the Policy, potentially by more than the amount withdrawn, and could even terminate a benefit rider. Withdrawals may also significantly increase the risk of lapse.

Surrender charges reduce the Cash Surrender Value of your Policy.Surrender charges apply for up to 5 years after Policy issue and each Coverage Layer added to the Policy. a surrender or withdrawal may be subject to negative tax consequnces.

Please discuss your insurance needs and financial objectives with your financial professional. Together you can decide if the Policy is right for you. We are a variable life insurance policy provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Policy Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s Monthly Deductions of Policy charges. Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no Death Benefit or other benefits will be paid. There are costs associated with reinstating a lapsed Policy. There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your financial professional.

Before your Policy lapses, there is a Grace Period. The Grace Period gives you 61 days to pay enough additional premium to keep your Policy In Force and to prevent your Policy from lapsing. The 61-day period begins on the date we send notice that your Policy’s Accumulated Value less any Policy Debt is not enough to pay the total monthly charge.

If the Policy lapses, you have three years from the end of the Grace Period to apply for reinstatement. Evidence of insurability is required when you apply for reinstatement and there is no guarantee that reinstatement will be approved. The costs associated with reinstating a lapsed Policy include sufficient net premium to:

● cover all due and unpaid monthly deductions and loan interest charges that accrued during the Grace Period;

● keep the Policy in force for three months after the date of reinstatement, and

● cover any negative accumulated value if there was a policy loan or other outstanding debt at the time of lapse.

If the Policy is reinstated, the same Risk Class in use at the time of lapse will apply to the reinstated Policy.

Limitations on Access to Accumulated Value through Withdrawals

Withdrawals under the Policy are available starting on the first Policy Anniversary. Each withdrawal must be at least $200. We will not accept a withdrawal request if the withdrawal will cause the Policy to become a Modified Endowment Contract (MEC), unless you have told us In Writing that you desire to have your Policy become a MEC. See the Tax Implications section below for additional information on MECs.

Risks Associated with Variable Investment Options

You should consider the Policy’s Investment Options as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Investment Options you have chosen. Each Variable Investment Option will have its own unique risks. The value of each Variable Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Policy, including loss of principal. You bear the risk of any Variable Investment Options you choose. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your financial professional or by visiting https://pacificlife.onlineprospectus.net/pacificlife/products/. No assurance can be given that a Fund will achieve its investment objectives.

Risks Associated with Policy Loans

When you borrow money from your Policy, we use your Policy’s Accumulated Value as security. You pay interest, which accrues at the Loan Account Charge Interest Rate, on the amount you borrow. Accrued interest is due on your Policy Anniversary. The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily at the Loan Account Credit Interest Rate. Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options, will not be available to pay any Policy charges, may increase the risk of the Policy lapsing, and could reduce the amount of the Death Benefit.

Risks Associated with Fixed Options

Under the Fixed Options, there are frequency, amount and/or percentage limits on how much may be transferred from the Fixed Options. These limits are significantly more restrictive than those that apply to transfers out of the Variable Investment Options and it may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to Variable Investment Options. Such restrictions on transfers from the Fixed Options may prevent you from reallocating your Accumulated Value at the times and in the amounts that you desire and may result in lower investment performance than if you allocated to Variable Investment Options. See the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus. We declare the annual interest rate for the Fixed Options at our discretion, subject to a guaranteed minimum interest rate. You bear the risk that we will not declare an interest rate greater than the guaranteed minimum.

Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including under any Fixed Options), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees.

Tax Implications

We believe the Policy meets the statutory definition of life insurance for federal income tax purposes. We do not know whether the current treatment of life insurance policies under current federal income tax, estate, or gift tax laws will continue. We also do not know if the current interpretations of the laws by the IRS or the courts will remain the same. Also, future legislation may adversely change the tax treatment of life insurance policies.

Death benefits from a life insurance policy may generally be excluded from income under the Tax Code. Also, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn. You may be subject to income tax if you take withdrawals or surrender your Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt. If your Policy becomes a MEC, distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

Cybersecurity and Business Continuity Risks

Our business relies heavily on the effective operation of our computer systems and networks, as well as those of our business partners and service providers. Consequently, we are potentially susceptible to operational and information security risks associated with the technologies, processes and procedures designed to protect networks, systems, computers, programs and information from cyber-attacks, operational failure, AI misuse, damage or unauthorized access. These risks include but are not limited to, theft, loss, misuse, corruption and destruction of information maintained online or digitally, denial of service on websites and other operational failures, and unauthorized disclosure of confidential, proprietary and customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks or operational incidents may interfere with Contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the disclosure and possible destruction of confidential, proprietary and customer information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines, litigation, loss of business, financial losses and reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The digitalization, increased information availability, use of new and constantly evolving technologies, the increased sophistication and severity of cyber campaigns, and the heightened geopolitical risk and tension, continue to pose new and significant cybersecurity and operational risks and threats. While measures and controls have been adopted and are periodically reviewed and updated to mitigate cybersecurity and operational risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks, operational incidents, misuse of AI, or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the Funds available through your Policy. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

POLICY BASICS

Pacific Select Exec V-NY is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

When you buy a Pacific Select Exec V-NY life insurance Policy, you are entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your life insurance producer will assist you in completing your application for the Policy. Your life insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. If we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. When your Policy is sent to you, you will be asked to sign a policy delivery receipt. For Policy delivery status, check with your life insurance producer.

Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

● All necessary contractual and administrative requirements are met, and

● We receive and apply the initial premium to the Policy.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your life insurance producer will review them with you no later than when the Policy is delivered. See HOW PREMIUMS WORK – Your Initial Premium for more information.

Your Policy will be In Force until one of the following happens:

● The Insured dies

● The Grace Period expires and your Policy lapses, or

● You surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owner will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your financial professional for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial professional or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person who is Age 85 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

● You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

● You can also name one or more contingent Beneficiaries. If no primary Beneficiaries survive the Insured, then the Death Benefit Proceeds will be distributed to each contingent Beneficiary equally, unless you tell us otherwise.

● You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary (primary or contingent) is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your financial professional for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Policy Date

Your Policy Date

This is the date upon which life insurance Coverage under the Policy becomes effective. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your financial professional may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your financial professional for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

● The date your Policy is delivered to you and you paid initial premium, or

● The date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and Surrender Charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

●  Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit Option, planned periodic premium payments, and any Rider requested. In addition, Illustrations may also be requested that show the effect of withdrawals on the Death Benefit and benefits provided under any Rider requested,

● Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the Fund in which the Variable Account invests.

● Illustrations used for Policy Issue that use a hypothetical gross rate of return up to 12% are available. Illustrations may also be requested that reflect net rates of return.

● Illustration used after your Policy is In Force use both historical and hypothetical rates.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it with instructions to us or your life insurance producer for a refund.

You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanies your Policy. The free look period ends 10 days after you receive your Policy. If you are replacing another life insurance policy, your free-look period ends 60 days after you receive your Policy.

Please call us or your life insurance producer if you have questions about your Free Look Right.

The amount of your refund is the greater of premium payments received during the Free-Look Period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less Policy debt.

If you exercise your Free Look Right, the amount we refund to you depends on whether your policy is issued as a replacement of existing insurance or not. Your initial Net Premium is first allocated to the Fidelity® VIP Government Money Market Variable Account, then once all requirements to place your policy in force have been satisfied, we transfer the Accumulated Value in the Fidelity® VIP Government Money Market Variable Account to the Investment Options you have chosen, provided that if we are required to refund your premium if you exercise your Free Look Right, such transfer will be delayed until 15 days after we issue your Policy.

If you exercise your Free Look Right and your policy is not issued as a replacement of existing insurance, we will refund your premium. If you exercise your Free Look Right and your policy is issued as a replacement of existing insurance, we will refund

● Any charges or taxes we have deducted from your premiums

● The Net Premiums allocated to the Fixed Options

● The Accumulated Value allocated to the Variable Investment Options

● Any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (888) 595-6997 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life & Annuity Company

P.O. Box 2030

Omaha, NE 68103

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day will be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by accessing the

Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

● There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

● You should provide a current e-mail address and notify us promptly when your e-mail address changes.

● You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

● You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

● For jointly owned Policies, all information will be provided to the e-mail address that is provided to us.

● Electronic delivery will be cancelled if e-mails are returned undeliverable.

● This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please access the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or call (888) 595-6997 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

● The New York Stock Exchange closes on a day other than a regular holiday or weekend

● Trading on the New York Stock Exchange is restricted

● An emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

● The SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.50% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

Death Benefit Proceeds paid are subject to the conditions and adjustments defined in other Policy provisions, such as General Provisions, Withdrawals, Policy Loans, and Timing of Payments. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Death Benefit Proceeds are paid as a lump sum unless you choose another payment method, as described in GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit. Contact us, your life insurance producer, or refer to your Policy or Rider to determine if state specific differences apply.

Statements and Reports We Will Send You

We send the following statements, reports, and other documents and notifications to Policy Owners:

● A confirmation for certain financial transactions, usually including premium payments, transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

● A quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

● An annual Policy statement. The report will provide the same information as the quarterly Policy statement (e.g. Accumulated Value, Cash Surrender Value, etc.) but will include a summary of all transactions that have taken place since the last annual Policy statement.

● Supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

● Other documents and notifications as required by law.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible, preferably within 90 days from the date of the confirmation or statement, to ensure proper accounting to your Policy. When you write us, include your name, Policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access the statements referenced above through the Policy Owner website, My Life Insurance Account at https://Life.MyAccount.PacificLife.com, or receive copies of documents from us upon request.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Transaction Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

● Change your premium allocations

● Make transfers between Investment Options

● Give us instructions regarding the dollar cost averaging or portfolio rebalancing services

● Request a Policy loan (by telephone only).

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

● If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

● We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

● A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies or due to operational disruptions. In these cases, you can send your request to us In Writing, or call us when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

● We can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

● Neither we, the Administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, costs or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

● You bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

DEATH BENEFITS

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

Your Policy’s Death Benefit depends on three choices you must make:

● The Total Face Amount

● The Death Benefit Option

● The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Face Amount

Your Policy’s initial amount of insurance Coverage is the sum of the Face Amounts of the initial Coverage Components. We determined the Face Amount based on instructions provided in your application.

There are three Coverage Components in a Select Exec V-NY Policy:

● Basic Coverage

● Additional Coverage

● SVER Coverage

The minimum Total Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You choose the proportion of your Policy’s Face Amount that is made up of Basic Coverage, Additional Coverage and SVER Coverage. You will find your Policy’s initial Total Face Amount, including a summary of Face Amount by Coverage Component, in your Policy Specifications.

The Coverage Components provide some flexibility in structuring the Total Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges, Coverage charges and the surrender charge. The proportion of Coverage Components may affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

You will find examples of how the Coverage Components work together to affect monthly deductions for Policy charges in Appendix: Coverage Components.

Combining Basic Coverage with the Additional Coverage Component may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Basic Coverage has guaranteed maximum charges that are lower than the guaranteed maximum charges of the Additional Coverage Component.

Combining Basic Coverage with the SVER Coverage Component may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under the Basic Coverage alone. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product. Your life insurance producer can provide you with additional Illustrations showing the effects of different proportions of Coverage Components to help you make your decision. You should also consider a periodic review of your Coverage with your life insurance producer.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

● You can change the Face Amount as long as the Insured is alive.

● You can only change the Face Amount once in any Policy Year.

● You must send us your Written Request while your Policy is In Force.

● Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

● Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

● Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

● If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

● We can refuse your request to make the Face Amount less than $1,000.00. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

● The insured must be Age 85 or less.

● You must give us satisfactory evidence of insurability.

● Each increase you make to the Face Amount must total $25,000 or more.

● You may increase the Face Amount of one or more Coverage Components.

● We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

● Each increase in Face Amount creates a new Coverage Layer for that Coverage Component. Each Coverage Layer will have an associated cost of insurance rate, Coverage charge, and surrender charge. Any cost or charge changes will take effect on the next Monthly Payment Date after the Face Amount increase is applied to the Policy.

● You may not increase the Face Amount of any Coverage Component if you have previously requested a decrease in Face Amount.

● We reserve the right to limit Face Amount increases to one per Policy Year.

Decreasing the Total Face Amount

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

● Part of your premium payments to you if you have chosen the Guideline Premium Test, or

● Make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Here are some additional things you should know about decreasing the Total Face Amount under the Policy:

● The Face Amount of any Coverage Layer is eligible for decrease on or after the first anniversary of its effective date.

● We will apply any decrease in the Face Amount to eligible Coverage Layers in the following order:

● To the most recent eligible increases you made to the Face Amount

● To the initial Face Amount.

● We do not charge you for a decrease in Face Amount.

If any Coverage Layers to be decreased have the same effective date, they will be decreased in the following order:

● Additional Coverage

● SVER Coverage

● Basic Coverage.

● We can refuse your request to decrease the Total Face Amount if making the change means:

● Your Policy will no longer qualify as life insurance

● The distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

● Your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Death Benefit Option A provides a Death Benefit equal to the Total Face Amount of the Policy. Additional premiums and Investment Option performance do not change the Total Face Amount, except in limited circumstances to ensure that the Policy qualifies as life insurance under the Code. However, additional premiums and positive Investment Option performance will increase the Accumulated Value and decrease the Net Amount At Risk which may, in turn, reduce Policy charges. Withdrawals may reduce the Total Face Amount depending on the timing, withdrawal amount and withdrawal frequency during a Policy year.

Death Benefit Option B provides a Death Benefit equal to the Total Face Amount of the Policy plus the Accumulated Value. Additional premiums and positive Investment Option performance will increase the Death Benefit. However, since the Death Benefit under this option is based, in part, on the Accumulated Value, Policy charges and negative Investment Option performance may decrease the Death Benefit. Withdrawals do not reduce the Total Face Amount, but they do reduce the Accumulated Value which will in turn reduce the Death Benefit.

Death Benefit Option C provides a death benefit equal to the Total Face Amount of the Policy plus the total premiums paid, minus any withdrawal or distributions that reduce the Accumulated Value. The more premiums you pay and the less you withdraw, the larger the Death Benefit, subject to the Option C Death Benefit Limit. However, while taking withdraws does not reduce the Total Face Amount, it does increase the sum of the withdrawals, which has the effect of reducing the Death Benefit. Cost of Insurance charges are generally higher than Death Benefit Option A.

Below is a chart that compares each Death Benefit Option based on features you may want to consider.

Feature	Death Benefit Option A	Death Benefit Option B	Death Benefit Option C
Death Benefit	Equal to Total Face Amount	Equal to Total Face Amount plus Accumulated Value	Equal to Total Face Amount plus total premiums paid less any withdrawals or distributions that impact your Accumulated Value subject to the Option C Death Benefit Limit.

Cost of Insurance

Generally, higher Accumulated Values will decrease the Net Amount At Risk.  This may in turn reduce Cost of Insurance charges. Cost of Insurance charges are generally lower than Death Benefit Option B and C.

Generally, higher Accumulated Values will have no impact on the Net Amount At Risk. Cost of Insurance charges are generally higher than Death Benefit Option A.

Generally, higher Accumulated Values will decrease the Net Amount At Risk, but premium payments will increase your Net Amount At Risk. Cost of Insurance charges are generally higher than Death Benefit Option A.

Accumulated Value

The Accumulated Value has no impact on your Death Benefit except to ensure that the Policy qualifies as life insurance under the Code (see the Minimum Death Benefit in the Death Benefits – Death Benefit Qualification Test section in this prospectus). However, your Cost of Insurance Charges are generally lower than Death Benefit Option B and C. Lower Cost of Insurance charges can lead to higher Accumulated Values.

The higher your Accumulated Value, the higher the Death Benefit. However, your Cost of Insurance Charges are generally higher than Death Benefit Option A and higher Cost of Insurance Charges can lead to lower Accumulated Values.

The Accumulated Value has no impact on your death benefit except to ensure that the Policy qualifies as life insurance under the Code (see the Minimum Death Benefit in the Death Benefits – Death Benefit Qualification Test section in this prospectus). However, your Cost of Insurance Charges are generally higher than Death Benefit Option A and higher Cost of Insurance Charges can lead to lower Accumulated Values.

Impact of Withdrawals	May reduce Total Face Amount and if it does, there will be a reduction in the Death Benefit.	Does not reduce Total Face Amount. But it does reduce the Accumulated Value which will in turn reduce the Death Benefit.	Does not reduce Total Face Amount. But it does increase the total sum of withdrawals, which will reduce the Death Benefit.

All three Death Benefit Options in the table above and their features may be impacted by the Minimum Death Benefit. See the Death Benefits – Death Benefit Qualification Test section in this prospectus.

Here are some things you need to know about the Death Benefit:

● You must choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

● If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

● The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

● The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

● We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insureds death.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

The Death Benefit is designed to remain level.	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy. The Death Benefit Option selected by an investor impacts the dollar value of the Death Benefit, the charges paid, and the resulting Accumulated Value.

Limits on Option C

The following limits apply to Option C:

● To elect Option C, the Insured must be Age 80 or younger at the time the Policy is issued.

● The Death Benefit calculated under Option C will be limited to the amount shown in the Policy Specifications as the “Option C Death Benefit Limit,” an amount which will never exceed four times the Initial Total Face Amount of your Policy on the Policy Date.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

● You can change the Death Benefit Option once in any Policy Year.

● You must send us your Written Request.

● You can change from any Death Benefit Option to Option A or Option B.

● You cannot change from any Death Benefit Option A or B to Option C.

● The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

● The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $1,000.

● Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

● The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us In Writing that this would be acceptable to you. Modified Endowment Contracts are discussed in the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

Choosing a Death Benefit Qualification Test

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The test you choose will generally depend on the amount of premiums you want to pay.

Your Death Benefit Qualification Test affects the following:

● Premium limitations

● Amount of Minimum Death Benefit

● Monthly cost of insurance charges

● Flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test

If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

● The lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

● 101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium factor” of 2.8591.

Guideline Premium Test

Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of Death Benefit percentages in the APPENDIX: DEATH BENEFIT PERCENTAGES of this prospectus and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

● The guideline single premium or

● The sum of the guideline level annual premiums to date.

Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.

If you increase or decrease your Coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that generally, cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

● The Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

● Face Amount is $100,000

● Accumulated Value at the date of death is $25,000

● Total premium paid into the Policy is $30,000

● The Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% of the Accumulated Value)

● The Minimum Death Benefit under the Cash Value Accumulation Test is $71,478 (assuming a Net Single Premium factor of 2.8591 of the Accumulated Value).

● Net Amount At Risk Factor is 1.0020598

		If you select the Guideline Premium Test, the Death Benefit is the larger of the two amounts below
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,794.45
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.05
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.78

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of the two amounts below
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$71,478	$74,794.45
Option B	Total Face Amount plus Accumulated Value	$125,000	$71,478	$99,743.05
Option C	Total Face Amount plus premiums less distributions	$130,000	$71,478	$104,732.78

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

● $138,750 for the Guideline Premium Test

● $214,433 for the Cash Value Accumulation Test.

		If you select the Guideline Premium Test, the Death Benefit is the larger of the two amounts below
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,464.80
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.28
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.80

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of the two amounts below
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$214,433	$138,991.72
Option B	Total Face Amount plus Accumulated Value	$175,000	$214,433	$138,991.72
Option C	Total Face Amount plus premiums less distributions	$130,000	$214,433	$138,991.72

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Valuation Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Valuation Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to elect an income benefit. See GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state. Once the Death Benefit Proceeds are paid to a state, any subsequent claim by a designated Beneficiary must be made with the applicable state. For more information, check with the state to whom the Death Benefit Proceeds were paid.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard Death Benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the FEE TABLE section.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restriction/Limitations
Dollar Cost Averaging	Allows you to make scheduled transfers between Variable Investment Options.	Standard

● Each transfer must be for $50 or more.

● Transfers can be scheduled monthly, quarterly, semi-annually or annually.

● The Variable Investment Option must have at least $5,000 to start.

● May not use this service and the Portfolio Rebalancing, First Year Transfer, or Fixed Option Interest Sweep at the same time.

First Year Transfer	Allows you to make monthly transfers from the Fixed Account to the Variable Investment Options during the Policy’s first year.	Standard	● Must enroll when you apply for the Policy. ● May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or Fixed Option Interest Sweep at the same time.
Fixed Option Interest Sweep	Allows you to make scheduled transfers of the accumulated earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.	Standard

● Each transfer must be at least $50. If the earnings are not $50 at the time of transfer, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50.

● May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or First Year Transfer at the same time.

Loans	Allow you to borrow money from your Policy at any time after the Free Look Transfer Date to gain access to the Accumulated Value in the Policy.	Standard

● The maximum amount available to borrow will be less than 100% of your Accumulated Value and the minimum amount is $200.

● You pay interest on the amount you borrow which is due on your Policy Anniversary.

● The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily.

● Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options, will not be available to any Policy charges, may increase the risk of the Policy lapsing and could reduce the amount of the Death Benefit.

● Loans may have tax consequences.

Portfolio Rebalancing	Allows you to make automatic transfers among the Variable Investment Options according to your Allocation Instructions.	Standard

● Transfers can be scheduled monthly, quarterly, semi-annually, or annually.

● If you make transfers out of the Variable Investment Options you selected under the service, the service will end. You will have to wait 30 days before you can re-enroll with new Allocation Instructions.

● May not use this service and the Dollar Cost Averaging, First Year Transfer, or Fixed Option Interest Sweep at the same time.

Automated Income Option	Allows you to make scheduled withdrawals or loans from the Policy.	Standard

● This option is available for use after the 7th Policy Anniversary.

● The Policy must have a minimum Net Cash Surrender Value of $50,000 to start withdrawals or loans under this option and cannot be a Modified Endowment Contract.

● Withdrawals or loans can be scheduled monthly or annually.

● Each withdrawal or loan must be at least $500 for monthly or $1,000 for annual.

● Withdrawals or loans will be taken from each Investment Option in proportion to the Accumulated Value in each Investment Option.

● Any additional withdrawal or loan made that is not part of this option will cause this option to cancel and delay in restarting a new schedule under this option.

Annual Renewable Term Rider – Additional Insured	Provides term insurance on the Insured’s immediate family.	Optional

● Must be elected at Policy issue.

● Additional cost applies.

● Insured’s immediate family must be age 90 or younger at Policy issue.

● Any increase in face amount under the rider will be subject to satisfactory evidence of insurability.

Children’s Term Rider	Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child.	Optional

● Provides term insurance until age 25 on any child of the Insured.

● Insured must be Age 55 or younger.

● The child must be Age 21 or younger at Policy Issue and named in the application for this Rider or born or adopted thereafter.

● The term insurance under the Rider may be converted for a new policy on each child under certain.

Waiver of Charges Rider	Waives certain charges if the Insured becomes totally disabled before age 60.	Optional

● Waives any monthly cost of insurance charges, administrative charges and Coverage charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider.

● The rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class.

Disability Benefit Rider	Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.	Optional

● Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65.

● Only available at Policy issue.

● This Rider is not available if you select a Waiver of Charges Rider.

Overloan Protection II Rider	Provides that after meeting certain conditions, the policy will not lapse.	Standard

● Automatically issued on your Policy if eligibility requirements are met.

● Additional on-time cost at exercise of benefit.

● Benefit cannot be exercised during the first 15 Policy years, before the Insured is Age 75, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect prior to exercise.

● The Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges.

Guaranteed Insurability Rider	Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.	Optional

● Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability.

● The Rider is available for an Insured who is not in substandard Risk Class and is Age 37 or younger when the Policy is issued.

● You may have flexibility to change the option dates under certain conditions.

OPTIONAL RIDERS AND BENEFITS

There are optional Riders that provide supplemental benefits under the Policy, some for an additional charge. Any charges associated with each Rider are presented in the FEE TABLES section. Ask your life insurance producer or contact us to determine which Riders were added to your Policy.

Certain restrictions may apply and are described in the rider or benefit. We will add any ongoing rider charges to the monthly charge we deduct from your Policy’s Accumulated Value. Some rider charges apply upon exercise of the benefit or benefit-related requests. See the FEE TABLES section in this prospectus for information about rider charges.

Complete information about each Rider is below.

Annual Renewable Term Rider – Additional Insured

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 79 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. This Rider does not have Accumulated Value and does not have a cash value.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age, or upon the death of the Insured under the Policy. If you convert the Rider, a new Policy will be issued on the covered person and Coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 121.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for Coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance that will expire at child’s Age 25 will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, Coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

Overloan Protection II Rider

The Rider After Policy Issue

The Rider cannot be exercised during the first 15 Policy Years or before the Insured is Age 75, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect prior to exercise. There is no charge for this Rider unless you exercise it. Please see Rider Termination below for termination conditions of the Rider before and after exercise. You may not pay premiums or take withdrawals from your Policy after exercise of the Rider. The Rider may not be exercised after the Policy has entered the Grace Period.

Premium payments, less Policy loans and withdrawals, must equal or exceed the minimum five-year premium. The minimum five-year premium equals 350% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change. If enough cumulative premium has not been paid during the first five Policy Years to satisfy this requirement, we will send you a notice stating the amount of additional premium that must be paid to keep the Rider in effect. You will have at least 60 days after the mailing of the notice to pay additional premium to keep this Rider in effect. If we have not received the additional premium by that date, this Rider will terminate.

The Rider At Exercise

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

● The minimum five-year premium requirement was met.

● The Death Benefit Option is Option A.

● The Policy must have been In Force for at least 15 years.

● The Insured’s Age is within the range of Ages shown in the Overloan Protection Rider section of the Policy Specifications. The Rider may not be exercised if the Insured is younger than Age 75 or older than Age 120.

● There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

● The Policy Debt is greater than the Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

● There are no projected forced distributions of Accumulated Value for any Policy Year.

● The Guideline Premium Limit for the Policy will remain greater than zero at all times prior to Insured’s Age 100.

● The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

● There are no Riders requiring charges after the exercise effective date, other than this Rider and any term insurance Rider on the Insured, and there must not be any change in term insurance Rider Face Amount scheduled to take effect after the exercise effective date. You must terminate any Riders requiring charges and any scheduled changes in term insurance prior to exercise of this Rider.

● The policy must not be in the Grace Period.

Contact us if you have any questions about your eligibility to exercise this Rider.

On the exercise effective date, we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. The charge ranges from 1.12% to 4.52% of the Policy’s Accumulated Value, and is based on the Insured’s sex, Risk Class and Age at the time the Rider is exercised. There is no charge if the Rider is never exercised. After exercise of the Rider, and while it continues in effect, the Policy’s lowest Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

An example

For a male, Standard non-smoker Insured, Age 85 when the Rider is exercised, the charge will be 2.97% of the Policy’s Accumulated Value on the exercise effective date. If the Policy’s Accumulated Value is $25,000, the charge deducted from the Accumulated Value on the exercise effective date is $742.50. ($25,000 × 2.97% = $742.50).

The Rider After Exercise

After the exercise effective date and as long as the Rider stays in effect, the Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges, even if the insufficiency is caused by Policy Debt exceeding Accumulated Value.

After the exercise of the Rider, the Minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt. Calculation of the Death Benefit, Minimum Death Benefit and Death Benefit Proceeds is described in the DEATH BENEFITS section.

Rider Termination

This Rider will terminate on the earliest of the following events:

● You do not pay enough premium to meet the minimum five-year premium requirement;

● The Policy terminates;

● You make a Written Request to terminate this Rider; or

● If, after the exercise effective date:

● Any premium is paid

● Any withdrawal is taken

● Any loan repayment is made, other than for loan interest due

● Any Policy benefit is changed or added at your request

● Any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original Coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. You may have flexibility to change the option dates following the Insured's marriage or the birth or legal adoption of any child of the Insured.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional Coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire. You elect to increase the Face Amount of one or more coverage components at the time you exercise an option.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

Things to Keep in Mind

Other Variable Life Insurance Policies

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance Coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the amount of insurance protection, the amount that is payable upon death, and premium payments in targeting the cash values based on your particular needs.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See the HOW PREMIUMS WORK – Allocating Your Premiums section in this prospectus for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your financial professional will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

● You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

● We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

● If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise In Writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. See the YOUR POLICY’S ACCUMULATED VALUE section in this prospectus for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

● By personal check, drawn on a U.S. bank;

● By cashier’s check, if it originates in a U.S. bank;

● By money order in a single denomination of more than $10,000 for In Force payments, if it originates in a U.S. bank;

● By third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured(s) and/or Owner;

● By temporary check with the ABA routing number and account number pre-printed on the check;

● Wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

● Cash;

● Credit card or check drawn against a credit card account;

● Traveler’s checks;

● Cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank;

● Money order in a single denomination of $10,000 or less;

● Third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured(s) and/or Owner;

● Wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory Evidence of Insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see the YOUR POLICY’S ACCUMULATED VALUE section in this prospectus on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

You can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

● You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

● If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

● If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a maximum premium load of 6.95% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will amend the prospectus and notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

● If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance federal income tax purposes.

● If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus. You should speak to a qualified tax advisor for complete information regarding Modified Endowment Contracts.

● If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. See the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus for more information about the Funds underlying the Variable Investment Options. If we do not have Allocation Instructions, we will contact you to obtain updated Allocation Instructions.

We allocate your first premium on the Free Look Transfer Date. We hold your Net Premiums in the Fidelity® VIP Government Money Market Variable Account until the Free Look Transfer Date, and then transfer them to the Investment Options you have chosen.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your Policy will enter its Grace Period. We will send you a notice telling you the amount of premium to pay to keep your Policy In Force. The 61-day Grace Period starts on the notice date. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see the WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan section in this prospectus for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here is how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent premium allocation instructions.

Beginning on your 16th Policy Anniversary, we may increase your annual persistency credit to 0.35%.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.50%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, the timing and amount of your premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of five charges:

1. Cost of insurance charge

2. Administrative charge

3. Coverage charge

4. Charges for optional Riders and benefits

5. Asset charge

Cost of insurance

This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for each Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and sex of the Insured unless unisex rates are required. Rate tables blended by sex are used for unisex cost of insurance rates. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
● Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0020598.
● Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of each Coverage Layer that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying Funds may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Guaranteed period

We will guarantee our current cost of insurance rates for five years on Basic Coverage and SVER Coverage. There is no guaranteed period for Additional Coverage.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have a five-year guaranteed period. This will be effective on the day of the increase.

Administrative charge

Currently, we deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. The administrative charge is $0 on and after the Monthly Deduction End Date.

Coverage charge

We deduct a Coverage charge every month to help cover the costs of distributing our Policies. Each Coverage Layer has its own Coverage charge. The amount deducted monthly is the sum of the Coverage charges calculated for each Coverage Layer in effect. Like other Policy charges, we may profit from the Coverage charge and may use these profits for any lawful purpose such as the payment of administrative costs. The Coverage charge for each Coverage Component at issue is charged at a rate that is based on the Insured’s Age, Sex and Risk Class on the Policy Date. Additional Coverage Layers will have a Coverage charge calculated based on the same criteria, all as of the effective date of the Coverage Layer. The Coverage charge per $1,000 for each Coverage Layer of Basic Coverage will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter. The Coverage charge per $1,000 for each Coverage Layer of SVER Coverage increases each Policy Year through Policy Year 10, then switches to a level rate in Policy Year 11 and thereafter. The Coverage charge per $1,000 for each Coverage Layer of Additional Coverage is guaranteed to remain level all Policy Years. We may charge less than our guaranteed rate. The Coverage charges for your Policy will be shown in your Policy Specifications.

An example

For a Policy that insures a male non-smoker who is Age 45 when the Policy is issued with a total Face Amount of $250,000 comprised of $100,000 of Basic Coverage, $100,000 of SVER Coverage and $50,000 of Additional Coverage, the monthly Coverage charge deducted is:

● $91.85 during Policy Year 1 ($40.70 + $0 + $51.15 = $91.85)
● $139.05 during Policy Year 5 ($40.70 + $47.20 + $51.15 = $139.05)
● $198.05 during Policy Year 10 ($40.70 + $106.20 + $51.15 = $198.05)
● $99.15 during Policy Year 11 and thereafter ($24.40 + $23.60 + $51.15 = $99.15)
Policy Year	Basic Coverage	SVER Coverage	Additional Coverage
1	0.407 per $1,000 ($100,000/1000) × 0.407 = $40.70	$0 per $1,000	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15
5	0.407 per $1,000 ($100,000/1000) × 0.407 = $40.70	0.472 per $1,000 ($100,000/1000) × 0.472 = $47.20	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15

10	0.407 per $1,000 ($100,000/1000) × 0.407 = $40.70	1.062 per $1,000 ($100,000/1000) × 1.062 = $106.20	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15
11+	0.244 per $1,000 ($100,000/1000) × 0.244 = $24.40	0.236 per $1,000 ($100,000/1000) × 0.236 = $23.60	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15

If you increase the Face Amount, each increase will have a corresponding Coverage charge based on the amount of the increase and the Age and Risk Class of the Insured at the time of the increase. We will specify the charge in a supplemental schedule of benefits at the time of the increase. We will apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

The face amount charge is $0 on and after the Monthly Deduction End Date.

Charges for optional riders

For any Riders that you select under your Policy, the charge will be added to your Monthly Deduction. The current charges are discussed for each rider, where applicable in the OPTIONAL RIDERS AND BENEFITS section.

Asset Charge

We deduct an asset charge every month at a guaranteed maximum annual rate of 0.45% annually (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

For purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt, withdrawals or loans, or allocate any new Net Premium.

The annual rate for the asset charge is 0% on and after the Monthly Deduction End Date.

An example

For a Policy with Accumulated Value of $30,000 in the Investment Options, the maximum monthly asset charge is:

($25,000 × 0.0375%) + ($5,000 × 0.0042%) = $9.38 + $0.21 = $9.59

Transaction Fees

Withdrawal Charge

Under the Policy, there is a $25 withdrawal charge for each partial withdrawal of Accumulated Value (including any withdrawal under the Automated Income Program). Currently, we are not imposing this charge.

Transfer fee

Under the Policy, there is a $25 withdrawal charge for each transfer in excess of 12 transfers per Policy year. Currently, we are not imposing this charge.

Audits of premium/loan

Under the Policy, there is a $25 fee upon the request of an audit of 2 years or more. Currently, we are not imposing this charge.

Duplicate Policy

Under the Policy, there is a $50 fee upon the request of a duplicate policy. Currently, we are not imposing this charge.

Illustration Request

Under the Policy, you can request one Policy Illustration each Policy year free of charge. After that there is a $25 per request fee for each Illustration. Currently, we are not imposing this charge.

Face Amount Increase

Under the Policy, there is a $100 fee upon effective date of requested Face Amount increase. Currently, we are not imposing this charge.

Risk Class Change

Under the Policy, there is a $100 fee upon request for Risk Class change. Currently, we are not imposing this charge.

Premium Load

Current fee information about premium loads can be found in the HOW PREMIUMS WORK - Deductions From Your Premiums section in this prospectus and for Surrender Charges, see the WITHDRAWALS, SURRENDERS AND LOANS - Surrendering Your Policy section in this prospectus.

Annual Renewable Term Rider – Additional Insured

Under the Policy, there is a $100 fee upon each request to add a covered person to the Policy to cover costs incurred in evaluating insurability. Currently, we are not imposing this charge.

Loan Interest

Currently, there is a loan interest charge of 2.75% for the amount you borrow. In addition to the loan interest charge, the amount used to secure the loan will be credited interest at a minimum amount of 2.50% to help offset the loan interest charge of 2.75%. Loan interest on the Standard Loan Account and Standard Policy Debt accrues daily and any loan interest on each Policy Anniversary will be added to the Standard Loan Account. On each Policy Anniversary, we transfer the excess of the Standard Policy Debt over Standard Loan Account Value from the Investment Options to the Standard Loan Account. If the Standard Loan Account Value is greater than Standard Policy Debt, then such excess is transferred from the Standard Loan Account to the Variable Options or the Fixed Account on a proportionate basis according to your most recent Allocation Instructions.

Fund Charges and Expenses

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund(s) and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce Fund returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the Monthly charge on the day we make the deduction.

Your Policy’s Accumulated Value is affected by the following:

● Loans or withdrawals you make from your Policy

● Certain Rider benefits paid from your Policy

● Not making planned periodic premium payments

● The performance of your Investment Options

● Charges under the Policy.

If there is not enough Accumulated Value to pay the Monthly Deduction, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Division.

We will give you a Grace Period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the Grace Period. We may accept an amount that is less than the amount provided in the notice to keep the Policy In Force. If you receive a notice, speak with your financial professional or contact us directly if you have any questions.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the Grace Period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option at the next policy monthly payment date.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the Grace Period

If the Insured dies during the Grace Period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have five years from the end of the Grace Period to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

● A written application

● Evidence satisfactory to us that the Insured is still insurable

● A Premium payment sufficient to:

● Cover all unpaid monthly charges and Policy loan interest that were due in the Grace Period, and

● Keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

● Surrender charges and Policy charges other than Cost of Insurance Charges will resume on their schedule as of the Monthly Payment Date when lapse occurred.

● Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insureds’ Ages at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt

If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

● If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated. However, we will reinstate your Policy Debt if you ask us to in writing.

● Please be advised that reinstatement will not change any tax reporting as a result of the policy lapse. We encourage you to consult with your tax advisor.

YOUR INVESTMENT OPTIONS

You can find a complete list of the Variable Investment Options available under this Policy in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in the HOW PREMIUMS WORK section in this prospectus.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (888) 595-6997 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in the POLICY BASICS section in this prospectus.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Certain of the asset allocation Fund(s), including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the Fund(s) equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying Fund. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see the POLICY BASICS section in this prospectus.

The unit value calculation is based on the following:

● The investment performance of the underlying Fund

● Any dividends or distributions paid by the underlying Fund

● Any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding Fund. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the Fixed Options:

● Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.50%.

● We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

● If we offer a higher annual interest rate on a Fixed Option, we may also pay additional interest on Accumulated Value in excess of $25,000 in that Fixed Option. Ask your life insurance producer for current interest rates.

● There are no direct charges. Policy charges still apply. Although the Fixed Account provides a guaranteed minimum interest rate, as a General Account asset, any guarantee is backed by our claims paying ability.

● There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus. It may take several Policy Years to transfer your Accumulated Value out of the Fixed Account.

● We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all PL&A policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

● We have not registered the Fixed Options with the SEC. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

● We may add, terminate, or suspend one or more of the Fixed Account Options at any time. We will amend the prospectus and notify you before any such changes occur. At least one Fixed Account will always be available.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in the POLICY BASICS section of this prospectus.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

● Transfers are limited to 25 for each calendar year.

● If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

● You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

American Funds IS Asset Allocation Fund Class 4	Fidelity® VIP Freedom 2015 Service Class 2	Fidelity® VIP Freedom 2045 Service Class 2	T. Rowe Price Blue Chip Growth Portfolio – II
American Funds IS Growth Fund Class 4	Fidelity® VIP Freedom 2020 Service Class 2	Fidelity® VIP Freedom Income Service Class 2	T. Rowe Price Equity Income Portfolio – II

American Funds IS Growth-Income Fund Class 4	Fidelity® VIP Freedom 2025 Service Class 2	Fidelity® VIP Growth Service Class 2
Fidelity® VIP Contrafund Service Class 2	Fidelity® VIP Freedom 2030 Service Class 2	Fidelity® VIP Mid Cap Service Class 2
Fidelity® VIP Freedom 2010 Service Class 2	Fidelity® VIP Freedom 2035 Service Class 2	Fidelity® VIP Value Strategies Service Class 2

For example, if you transfer from the American Funds IS Asset Allocation Fund Class 4 to the American Funds IS Growth Fund Class 4, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Fidelity VIP Value Strategies Service Class 2 to the American Funds IS Asset Allocation Fund Class 4, that would be the second transfer in the calendar month involving the American Funds IS Asset Allocation Fund Class 4 and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

● Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options:

BlackRock Global Allocation V.I. Fund Class III	Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Shares	Templeton Foreign VIP Fund Class 2	Western Asset Variable Global High Yield Bond Portfolio Class II
Invesco V.I. Global Fund Series II	Lazard Retirement International Equity Portfolio Service Shares	Templeton Global Bond VIP Fund Class 2
Janus Henderson Overseas Portfolio Service Class	PIMCO Global Managed Asset Allocation Portfolio - Advisor Class	VanEck VIP Global Resources Fund Initial Class
Variable Account I (M International Equity Fund)

For example, if you transfer from the BlackRock Global Allocation V.I. Fund Class III to the Invesco V.I. Global Fund Series II, that counts as one transfer for the calendar month. If you later transfer from the Templeton Foreign VIP Fund Class 2 to the Templeton Global Bond VIP Fund Class 2, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

● For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Standard Loan Account, a transfer of Accumulated Value from the Standard Loan Account into your Investment Options following a loan payment, transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, Fixed Option interest sweep service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or the Scheduled Indexed Transfer Program are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

● Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

● You can make transfers from the Variable Investment Options into the Fixed Account at any time during the policy year. You can make transfers from the Variable Investment Options to the Fixed LT Account 30 days prior to and 30 days after each Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Options for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Options).

● You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see the YOUR INVESTMENT OPTIONS – Transfer Services section in this prospectus). Such transfers are limited to:

● Transfer from the Fixed Account: the greater of $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

● Transfer from the Fixed LT Account: the greater of $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

● We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

● Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

● There is no minimum required value for the Investment Option you are transferring to or from.

● There is no minimum amount required if you are making transfers between Variable Investment Options.

● You cannot make a transfer if your Policy is in the Grace Period and is in danger of lapsing.

● We can restrict or suspend transfers.

● We will notify you or your representative if we refuse or delay your transfer request.

● We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, reorganization of underlying Funds, or other extraordinary circumstances.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying Funds and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Funds. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Fund management can have an adverse effect on Fund performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Fund.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

● Not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

● Not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Example

You instruct us to transfer $12,000 of Accumulated Value from one Variable Investment Option to another Variable Investment Option that you select over a 12-month period. Each month, we will transfer $1,000 based on the instructions provided.

Portfolio rebalancing

As the value of the underlying Funds changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Example

You allocate 25% of your Accumulated Value to four different Variable Investment Options (e.g. Variable Investment Option A, B, C and D) and instruct us to maintain that allocation every three months. You elect to have your Variable Investment Options rebalanced quarterly measured from the date your Policy was issued. Over the three-month period, the Accumulated Value in each of your Variable Investment Options will change due to market fluctuations. At the end of the three-month period, we will rebalance your values (buy and sell accumulation units) so that the Accumulated Value in each Variable Investment Option is back to 25% of the Accumulated Value.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Withdrawals and surrenders may have tax consequences, including a possible tax penalty if withdrawn before age 59½. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

● You must send us a Written Request that’s signed by all owners.

● Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

● We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

● We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

● You can choose to receive your withdrawal in a lump sum or use it to elect an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

● If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and any withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

● The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

● If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

● If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal. For Policies with Death Benefit Option A and the Guideline Premium Test election, the Total Face Amount reduction following a withdrawal may be limited to keep the Guideline Premium Limit greater than zero at all times prior to Age 100.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $1,000 after the withdrawal.

An example

For a Policy with a Total Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Total Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Total Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Total Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Total Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

If a reduction in Total Face Amount is required as a result of a withdrawal, we will reduce the Face Amounts of the Coverage Layers as described in DEATH BENEFITS – Changing the Face Amount.

Taking Out a Loan

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in the POLICY BASICS section in this prospectus.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

● To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

● Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

● The amount in the Standard Loan Account earns interest daily at an annual rate of at least 2.50%. On each Policy Anniversary, if the Standard Policy Debt exceeds the Standard Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Standard Loan Account on a proportionate basis to the Standard Loan Account. If the Standard Loan Account Value exceeds Standard Policy Debt, then the excess will be transferred from the Standard Loan Account to the Investment Options according to your most recent premium Allocation Instructions.

● We currently intend to credit interest on the amount in the Standard Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.50% on the amount in the Standard Loan Account.

How much you can borrow

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

● Three times the most recent monthly deduction;

● Any surrender charge; and

● Any existing Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
● Accumulated Value of $100,000 ● Policy Debt of $60,000 ● A most recent monthly deduction of $225 ● A surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

The amount available to borrow is never less than 75% of your Policy’s current Cash Surrender Value less any Policy Debt.

Paying off your Policy Debt

You can pay off all or part of the Policy Debt any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent premium allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see the HOW PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section in this prospectus for details.

What happens if you do not pay off your loan?

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

● The Death Benefit Proceeds before we pay them to your Beneficiary;

● The Cash Surrender Value if you surrender your Policy.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Standard Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Standard Loan Account may also be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Standard Loan Account is not available to help pay for any Policy charges. If, after deducting your Standard Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See the VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions section in this prospectus.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

● The rate of return you expect to earn on your Investment Options

● How long you would like to receive regular income

● The amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Withdrawals and loans under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection II Rider

Your Policy will have an Overloan Protection II Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. For more information, please see OPTIONAL RIDERS AND BENEFITS.

Surrendering Your Policy

You can surrender or cash in your Policy at any time it is In Force.

Here are some things you need to know about surrendering your Policy:

● You must send us your Policy and a Written Request.

● If a premium payment of over $1,000 was received within 10 business days of the surrender request, the premium amount received may be withheld from the surrender proceeds until we obtain verification the payment cleared the bank. The amount withheld will be noted on our surrender confirmation letter and a separate letter will be provided when the remainder of the proceeds are disbursed.

● We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to elect an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

● If you surrender your Policy during the first 5 Policy Years, we will deduct a surrender charge.

● Each Coverage Layer of Basic Coverage has a surrender charge, based on the Age, Sex and Risk Class of the Insured, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors associated with the increase.

Your Policy’s surrender charge is calculated using a Level Period, Initial Amount, Reduction Factor and End Year, which will be shown in the Table of Surrender Charge Factors in your Policy Specifications. Your Policy has a Level Period at Policy issue, during which the surrender charge is equal to the Initial Amount. After the Level Period, the surrender charge decreases on each Monthly Payment Date by 1⁄12 of the Reduction Factor until the charge becomes $0 after the End Year.

Example

For a Policy that insures a male non-smoker, Age 45 at Policy issue, with a Basic Coverage of $100,000

Initial Amount = $1,335.50

Level Period = 3 Policy Years
Reduction Factor = 667.70
End Year = 5

During the first 36 Policy months, the surrender charge is $1,335.40

In Policy month 37, the surrender charge is: $1,279.76 ($1,335.40 – (667.70 ÷ 12))

● There is no Surrender Charge on any Coverage Layer after 5 Policy years from the date the Coverage Layer is effective.

● We guarantee the Surrender Charge rates for any Coverage Layer will not increase.

● If you decrease the Face Amount, the decrease will not affect your Policy’s Surrender Charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to elect an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to elect an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

● The income benefit is based on the life of the person receiving the income. If the Policy Owner elects the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary elects the income benefit, monthly income will be based on the Beneficiary’s life.

● We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

● After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

● The minimum monthly income benefit calculated must be at least $100.

● For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Reduced Paid-up Benefit

You may use the Net Cash Surrender Value of your Policy to purchase fixed paid-up insurance on the life of the Insured. You may choose to do this on any Policy Anniversary while the Policy is In Force. We guarantee your right to convert your Policy, and we will not require evidence of insurability.

If you convert your Policy, your Policy and any Riders attached to it will terminate and the Net Cash Surrender Value will be transferred to our General Account. Investment Options are not available under the Policy issued when you convert.

The Net Cash Surrender Value will be applied as a Net Single Premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on mortality tables shown in your Policy, 4% interest and on the Age and Risk Class of the Insured. The paid-up policy will not be subject to any surrender charge if you surrender it.

Paying the Death Benefit in the Case of Suicide

If the Insured commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt, and withdrawals. Also see the APPENDIX: STATE LAW VARIATIONS – PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE section in this prospectus.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

● Lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated;

● Converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values;

● Amended to effect either a reduction in benefits or in the term for which Coverage would otherwise remain In Force or for which benefits would be paid;

● Reissued with any reduction in cash value; or

● Pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

● You will pay new acquisition costs;

● You may have to submit to new medical examinations;

● You may pay increased premiums because of the increased age or changed health of the Insured;

● Claims made in the early Policy Years may be contested;

● You may have to pay Surrender Charges and/or income taxes on your current Policy or contract values;

● Your new Policy or contract values may be subject to Surrender Charges; and

● If part of a financed purchase, your existing Policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing Policy or contract with those of the new Policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the sex or birth date of the Insured is stated incorrectly on your application and it is discovered on or after the death of the Insured, the Death Benefit under your Policy will be the greater of the following:

● The Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insured’s sex and Age, or

● The Minimum Death Benefit for the correct sex and birth date.

If the Insured’s sex or birth date is misstated in the application and it is discovered before the death of the Insured, we will not recalculate the Accumulated Value, but we will use the correct sex and birth date of the Insured in calculating future Monthly Deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time or if the Policy was procured by fraud. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

● We must receive a copy of the original assignment before we will consider it binding.

● Unless otherwise provided, the person or organization you assign your Policy to may exercise the rights under the Policy, except the right to change the Policy Owner or the Beneficiary or the right to elect a monthly income benefit.

Assigning a Policy that’s a Modified Endowment Contract may generate taxable income and a 10% penalty tax.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of up to $100 at the time you request us to change your Risk Class.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code unless an interest in the Policy was transferred for valuable consideration, including in a reportable policy sale, as defined in Section 101(a)(3)(B).

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

● In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

● You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy or collaterally assigning the Accumulated Value.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

● Substandard risk policies

● Policies with term insurance on the Insured

● Life insurance policies that continue Coverage beyond Age 100, or other advanced ages.

● Certain features available to you, either in the Policy or in an attached rider.

We intend to follow the safe harbor guidance provided by the IRS in Revenue Procedure 2010-28, 2010-10 I.R.B. 270 on the statutory definition of life insurance contracts that continue beyond age 100, however, the guidance did not address all issues that may impact a contract at these later ages. You should consult your tax advisor, as there may be tax consequences.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the Separate Accounts supporting the Policy must be considered to be owned by the insurance company and not by the Policy Owner. If a Policy Owner is treated as having control over the underlying assets, the Policy Owner will be taxed currently on income and gains from the account and in such a case of “investor control” the Policy Owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the SAI.

Policy Exchanges

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange under Section 1035 of the Code and, if so, will not result in the recognition of gain or loss unless you no longer have a substantial family, business, or financial relationship with the Insured. In that case, the exchange of the Policy is considered a reportable policy sale that may result in current taxation of any gain in the Policy at the time of the sale and also subject a portion of the Death Benefit to taxation. If the Policy Owner or the person Insured by the Policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. This may include the transfer or sale of any entity or business that owns a Policy. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

● Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006, may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

● Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

● Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

● Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect Beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the Policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

● $1,000 in the first year

● $2,000 through the first two years

● $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

● You are at least 59½ years old;

● You are receiving an amount because you have become disabled;

● You are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the Tax Cuts and Jobs Act of 2017, the federal estate tax exemption amount has been temporarily increased to $10,000,000 per person (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2025, the indexed exemption amount is $13,990,000. In 2026, the federal estate tax exemption amount is scheduled to revert to $5,000,000 per person (indexed for inflation for years after 2011).

Optional Policy Benefits and Riders

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

● The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

● The investment in the contract

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services.

Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these Accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our Separate Accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit at least the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our obligations under the Policy which include the Death Benefit and other benefits provided under any rider, are paid from the General Account. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. However, other federal securities laws will apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies and any other policies supported by the Separate Account.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a corresponding Fund. Information regarding the Funds available through the Separate Account, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found at www.PacificLife.com.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep assets in the Separate Account equal to the reserves and policy liabilities (i.e. amounts at least equal to the aggregate Variable Account Value) sufficient to pay obligations under the insurance policies funded by the Separate Account and may only transfer to the General Account assets of the Separate Account which exceed such reserves and Policy liabilities. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any Fund that the Separate Account or any Variable Account holds or buys.

We can substitute shares of one Fund with shares of another Fund if:

● Any Fund is no longer available for investment; or

● Our management believes that a Fund is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also cease offering any of our Variable Accounts if we believe marketing, tax, or investment conditions warrant it. If we cease offering any Variable Account, we will provide any required notice or receive any required approval from Policy Owners or the SEC, as applicable.

If we make any changes to Variable Accounts or substitution of Funds, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

● Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws (the Separate Account’s current form is a unit investment trust);

● Register or deregister the Separate Account under the Investment Company Act (the Separate Account is currently registered);

● Combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts;

● Combine one or more Variable Accounts;

● Create a committee, board or other group to manage the Separate Account;

● Change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding Fund. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the Fund held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any Fund we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any Fund held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the Fund(s) held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

● Would change a Fund’s investment objective or subclassification;

● Would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a Fund’s investment policy, investment adviser or Fund manager if:

● Our disapproval is reasonable;

● We determine in good faith that the change would be against state law or otherwise be inappropriate, considering the Fund’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their financial professionals who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual financial professional who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

● 90% of premiums paid up to the first target premium in the first Policy Year

● 17% of premiums paid up to the first target premium after the first Policy Year

● 3% of the premiums paid under targets 2-10

● 2% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the sex (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium is generally derived relative to the guideline level premium at issue. Before you buy a Policy, you can ask us or your financial professional for a personalized Illustration that shows you the guideline level premium.

Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 2% to 15% of premiums paid in the first Policy Year up to the first target premium. For renewal years, the expense allowances and additional cash compensation can be as high as 0.3% on targets 2 and thereafter. Such additional compensation may give PL&A greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, financial professionals and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Policies owned by Eligible Persons. If such Policies are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Policy through PSD, must contact us directly with servicing questions, Policy changes and other matters relating to their Policies.

The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Fund managers of the underlying Funds available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the Funds and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Funds Insurance Series Portfolio (Class 4) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. BNY Mellon Investment Adviser, Inc. pays us for each BNY Mellon Variable Investment Fund portfolio (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pay us for each Fidelity® VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio (Service Class) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust (Class II) and Legg Mason Partners Variable Income Trust (Class II) portfolio held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (I Class) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Initial Class) held by our separate accounts.

State Regulation

We are subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

In the ordinary course of business, we, like other insurance companies, are subject to various legal proceedings (including class actions). It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding, however, at the present time, we believe that we, the Separate Account, and PSD are not involved in any legal proceeding that would have a material adverse effect on the Separate Account, the ability of PSD to perform its duties as distributor, or on our ability to meet our obligations under the Policy.

Financial Statements

PL&A’s financial statements and the financial statements of Pacific Select Exec Separate Account of Pacific Life are incorporated by reference in the Statement of Additional Information to the filed Form N-VPFS.

APPENDIX: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://pacificlife.onlineprospectus.net/PacificLife/Products/index.html.You can also request this information at no cost by calling (888) 595-6997 or by sending an email request to PolicyService@PacificLife.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 4; Capital Research and Management Company℠	0.79%	16.11%	8.04%	8.05%
Provide growth of capital.	American Funds IS Growth Fund Class 4; Capital Research and Management Company℠	0.84%	31.29%	18.53%	16.29%
Seeks to provide long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 4; Capital Research and Management Company℠	0.78%	23.93%	12.73%	11.93%
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund Class I; BlackRock Advisors, LLC	0.32%[1]	11.64%	7.14%	6.74%
Seeks capital appreciation and, secondarily, income.	BlackRock Basic Value V.I. Fund Class III; BlackRock Advisors, LLC	1.01%[1]	10.05%	8.72%	7.48%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class III; BlackRock Advisors, LLC	1.01%[1]	8.93%	5.72%	5.32%
Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon VIF Appreciation Portfolio Service Shares; BNY Mellon Investment Adviser, Inc.	1.10%	12.48%	11.66%	11.28%
Seeks long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio – Class II; Legg Mason Partners Fund Advisor, LLC	1.06%	9.73%	6.35%	7.02%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity VIP Contrafund® Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.81%	33.45%	16.74%	13.33%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2010 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.65%	5.06%	3.26%	4.38%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2015 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.68%	6.21%	4.08%	5.11%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2020 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.71%	7.40%	4.89%	5.76%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2025 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.73%	8.28%	5.52%	6.27%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2030 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.76%	9.14%	6.25%	7.03%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2035 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.80%	10.77%	7.56%	8.01%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2045 Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.86%	13.54%	9.06%	8.80%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high total return. (Principal preservation is of secondary importance.)	Fidelity® VIP Freedom Income Portfolio℠ Service Class 2; Fidelity Management & Research Company LLC	0.62%	4.20%	2.26%	3.19%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Company LLC	0.35%	5.00%	2.27%	1.54%
Seeks capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.81%	30.07%	18.63%	16.34%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.82%	17.18%	11.06%	8.94%
Seeks capital appreciation.	Fidelity® VIP Value Strategies Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.84%	9.16%	11.93%	9.37%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund Series II; Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Seeks capital appreciation.	Invesco V.I. Global Fund Series II; Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® Series I; Invesco Advisers, Inc.	0.86%	12.69%	10.49%	9.00%
Long-term growth of capital.	Janus Henderson Enterprise Portfolio Service Shares; Janus Henderson Investors US LLC	0.97%	15.32%	9.61%	12.12%
Long-term growth of capital.	Janus Henderson Overseas Portfolio Service Shares; Janus Henderson Investors US LLC	1.13%	5.58%	6.95%	5.29%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks total return.	Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Shares; Lazard Asset Management LLC	1.05%[1]	8.60%	2.33%	N/A
Seeks long-term capital appreciation.	Lazard Retirement International Equity Portfolio Service Shares; Lazard Asset Management LLC	1.09%[1]	5.63%	3.57%	3.99%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio Class VC; Lord Abbett & Co. LLC	1.14%	6.72%	1.90%	3.73%
Seeks to deliver long-term growth of capital.	Lord Abbett Developing Growth Portfolio Class VC2; Lord Abbett & Co. LLC	1.04%[1]	22.18%	7.27%	8.59%
Seeks to deliver long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Fundamental Equity Portfolio Class VC; Lord Abbett & Co. LLC	1.08%[1]	16.65%	8.81%	7.91%
Seeks income and capital appreciation to produce a high total return.	Lord Abbett Total Return Portfolio Class VC; Lord Abbett & Co. LLC	0.71%	2.66%	0.11%	1.50%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Service Class; Lincoln Financial Investments Corporation ("LFI")	1.01%[1]	8.52%	7.13%	7.87%
Seeks to provide maximum capital appreciation.	M Capital Appreciation Fund; Frontier Capital Management Company, LLC	0.98%	9.94%	9.04%	8.67%
Seeks to provide long-term capital appreciation.	M International Equity Fund; Dimensional Fund Advisors, LP	0.74%	3.96%	4.59%	3.61%
Seeks to provide long-term capital appreciation.	M Large Cap Growth Fund; DSM Capital Partners LLC	0.58%	25.50%	14.12%	13.87%
Seeks to provide long-term capital appreciation.	M Large Cap Value Fund; Brandywine Global Investment Management, LLC	0.63%	18.63%	9.63%	7.81%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	MFS New Discovery Series – Service Class; Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS Utilities Series – Service Class[3]; Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
Seeks capital appreciation.	MFS Value Series – Service Class; Massachusetts Financial Services Company	0.94%[1]	11.35%	7.76%	8.36%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Sustainable Equity Portfolio Class I; Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Select Fund Core Income Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.76%	2.78%	1.19%	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Diversified Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Loomis Sayles & Company, L.P.)	0.64%	1.62%	-1.50%	1.60%
Seeks dividend income and long-term capital appreciation.	Pacific Select Fund Dividend Growth Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.87%[1]	13.24%	10.39%	11.10%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC)	1.04%[1]	6.88%	0.80%	3.15%
Seeks long-term growth of capital.	Pacific Select Fund Emerging Markets Portfolio Class I; Pacific Life Fund Advisors LLC (Goldman Sachs Asset Management, L.P.)	1.04%[1]	-1.52%	-2.91%	1.64%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.28%	24.66%	14.22%	12.78%
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.92%	8.05%	5.78%	4.97%
Seeks long-term growth of capital.	Pacific Select Fund Focused Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Janus Henderson Investors US LLC)	0.95%	27.95%	14.12%	14.92%
Seeks long-term growth of capital.	Pacific Select Fund Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.78%	31.82%	14.82%	15.10%
Seeks long-term growth of capital.	Pacific Select Fund Health Sciences Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	1.14%	4.04%	6.23%	8.90%
Seeks a high level of current income.	Pacific Select Fund High Yield Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.63%	7.14%	3.74%	4.62%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	1.32%	2.36%	1.95%	2.15%
Seeks long-term growth of capital.	Pacific Select Fund International Large-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	1.00%[1]	3.68%	5.81%	6.62%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund International Small-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM, LLC.)	1.15%[1]	-0.98%	3.51%	4.89%
Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	Pacific Select Fund International Value Portfolio Class I; Pacific Life Fund Advisors LLC (Wellington Management Company LLP)	0.91%	3.89%	6.62%	5.23%
Seeks long-term growth of capital.	Pacific Select Fund Large-Cap Core Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.68%	23.96%	12.72%	11.62%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Growth Portfolio Class I4; Pacific Life Fund Advisors LLC (FIAM, LLC)	0.86%[1]	29.97%	14.28%	14.12%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.84%	7.97%	9.11%	8.43%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Federated Hermes, Inc.)	0.88%[1]	2.48%	8.27%	10.17%
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio Class I (formerly called Pacific Select Fund Mid-Cap Equity Portfolio Class I); Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.65%[1]	14.95%	10.24%	10.26%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Boston Partners Global Investors, Inc.)	0.93%	10.31%	9.80%	8.89%
Seeks high, long-term growth of capital.	Pacific Select Fund Pacific Dynamix – Aggressive Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	N/A	N/A	N/A
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	8.54%	4.39%	4.81%
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	13.90%	8.00%	7.78%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	12.12%	6.63%	6.49%
Seeks high, long-term capital appreciation.	Pacific Select Fund Portfolio Optimization Aggressive-Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.97%	12.37%	6.94%	7.26%
Seeks current income and preservation of capital.	Pacific Select Fund Portfolio Optimization Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.90%	6.38%	2.04%	3.14%
Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Select Fund Portfolio Optimization Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.94%	11.36%	6.20%	6.65%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Portfolio Optimization Moderate Portfolio Class I; Pacific Life Fund Advisors LLC	0.92%	11.21%	5.44%	5.81%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks current income and moderate growth of capital.	Pacific Select Fund Portfolio Optimization Moderate-Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.91%	8.41%	3.67%	4.45%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund PSF Avantis Balanced Allocation Portfolio Class I (formerly called Class D); Pacific Life Fund Advisors LLC	0.65%	11.54%	6.36%	7.19%
Seeks current income and long-term capital appreciation.	Pacific Select Fund Real Estate Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Real Estate Investors LLC)	0.99%[1]	7.51%	4.16%	5.23%
Seeks current income; capital appreciation is of secondary importance.	Pacific Select Fund Short Duration Bond Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.64%	4.87%	1.62%	1.67%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC)	0.94%[1]	9.70%	7.54%	7.33%
Seeks capital appreciation; no consideration is given to income.	Pacific Select Fund Small-Cap Growth Portfolio Class I5; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.84%	6.55%	6.17%	8.14%
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.58%	10.84%	6.77%	7.20%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Avantis Investors by American Century)	0.83%[1]	6.18%	5.91%	6.30%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Technology Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM LLC)	1.04%[1]	37.45%	17.76%	14.72%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Total Return Portfolio Class I (formerly called Pacific Select Fund Managed Bond Portfolio Class I); Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.92%	2.70%	0.15%	1.65%
Seeks to provide long-term total return from a combination of income and capital gains.	Pacific Select Fund Value Advantage Portfolio Class I; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.87%[1]	16.50%	8.89%	8.41%
Seeks long-term growth of capital.	Pacific Select Fund Value Portfolio Class I; Pacific Life Fund Advisors LLC (Putnam Investment Management, LLC)	0.86%[1]	10.14%	5.17%	6.22%
Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index.	PIMCO Global Managed Asset Allocation Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.28%[1]	10.75%	6.03%	5.75%
Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	PIMCO Income Portfolio – Administrative Class; Pacific Investment Management Company, LLC	1.06%	5.41%	2.71%	N/A
Long-term growth of capital.	Royce Micro-Cap Portfolio Service Class; Royce & Associates, LP	1.45%	1.28%	10.70%	7.02%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Blue Chip Growth Portfolio II; T. Rowe Price Associates, Inc.	0.99%	35.17%	14.18%	14.48%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Equity Income Portfolio II; T. Rowe Price Associates, Inc.	0.98%	11.38%	8.21%	8.00%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Long-term capital growth.	Templeton Foreign VIP Fund Class 2; Templeton Investment Counsel, LLC	1.06%[1]	-1.00%	2.60%	2.38%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Class 2; Franklin Advisers, Inc.	0.75%[1]	-11.37%	-4.85%	-2.03%
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Initial Class; Van Eck Associates Corporation	1.06%	-2.83%	7.54%	0.82%
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio Class II6; Legg Mason Partners Fund Advisor, LLC	1.06%	6.70%	1.81%	3.45%

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

2Effective May 1, 2021, transfer requests and future premium allocations designated to the Lord Abbett Developing Growth Portfolio Class VC Investment Option will no longer be accepted.

3Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

4Effective January 17, 2025, transfer requests and premium allocations designated to the Pacific Select Fund Large-Cap Growth Portfolio Investment Option are no longer accepted. If you were invested in this option prior to the effective date, you may continue to allocate premiums to this option. If at any time, you reduce your investment in this fund to $0, you will not be able to invest in this fund again in the future.

5Effective May 1, 2014, transfer requests and future premium allocations designated to the Pacific Select Fund Small-Cap Growth investment option will no longer be accepted.

6Effective January 17, 2025, transfer requests and premium allocations designated to all Western Asset Management VIT Portfolios will no longer be accepted.

APPENDIX: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

APPENDIX: COVERAGE COMPONENTS

Your Policy’s initial amount of insurance Coverage is the sum of the Face Amounts of the initial Coverage Components. There are three Coverage Components in a Select Exec V – NY Policy:

• Basic Coverage

• Additional Coverage

• SVER Coverage

The Coverage Components provide some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges and Coverage charges, which affect your Policy’s monthly deduction.

An example of how Coverage Components work For a male standard nonsmoker who is Age 45 Policy Face Amount at issue = $300,000 Policy Year 1
	Guaranteed Maximum Cost of Insurance	Guaranteed Maximum Coverage Charge
Basic Coverage	$0.22 per $1,000 of Net Amount At Risk	$0.407 per $1,000 of Face Amount
Additional Coverage	$0.22 per $1,000 of Net Amount At Risk	$1.023 per $1,000 of Face Amount
SVER Coverage	$0.22 per $1,000 of Net Amount At Risk	$0

For the first Policy month, assuming a Net Amount At Risk of $290,000, and the following Policy descriptions, the maximum guaranteed cost of insurance and Coverage charges will be:
Coverage Components	Policy A	Policy B	Policy C
Basic Coverage	$300,000	$200,000	$100,000
Additional Coverage	$0	$100,000	$100,000
SVER Coverage	$0	$0	$100,000
Cost of insurance	$63.80	$63.80	$63.80
Coverage charge	$122.10	$183.70	$143.00

If you increase your Policy’s Face Amount, each additional Coverage Layer will have its own cost of insurance rate and Coverage charge based upon the Insured’s Age and Risk Class at the time of the increase.

You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. Your life insurance producer can provide you with additional Illustrations showing the effects of different proportions of Coverage Components to help you make your decision.

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Policies and Pacific Select Exec Separate Account in the Statement of Additional Information (“SAI”) dated May 1, 2025. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge, upon request, by calling (888)595-6997, or you can view it online at https://www.pacificlife.com/home/products/life-insurance/variable-universal-life-insurance/prospectuses-and-other-reports.html. Reports and other information about Pacific Select Exec Separate Account are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You may contact us at the number below to request information or make inquiries about the Policy.

If you ask us, we will provide you with one or more Illustrations. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life & Annuity Company P.O. Box 2030
Omaha, Nebraska 68103

(888) 595-6997
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467
Transactions@pacificlife.com

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000069992

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2025

PACIFIC SELECT EXEC V-NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Exec V-NY is a flexible premium variable universal life insurance policy issued by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2025, which is available without charge upon written or telephone request to PL&A or at www.PacificLife.com. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life & Annuity Company

P.O. Box 2030

Omaha, NE 68103

(888) 595-6997

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life & Annuity Company PLA-1

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GENERAL INFORMATION AND HISTORY

How We Are Organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

The Separate Account

The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, PL&A has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

● the guideline single premium or

● the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will

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also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 30 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here is how the service works:

● You can set up this service at any time while your Policy is In Force.

● You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

● You must have at least $5,000 in a Variable Investment Option to start the service.

● We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

● We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until 15 days after the Policy is issued.

● We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

● We have the right to discontinue, modify or suspend the service at any time.

● We will keep making transfers at the intervals you have chosen until one of the following happens:

● the total amount you have asked us to transfer has been transferred

● there is no more Accumulated Value in the Investment Option you are transferring from

● your Policy enters the Grace Period and is in danger of lapsing

● we receive your Written Request to cancel the service

● we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here is how the service works:

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● You can set up this service at any time while your Policy is In Force.

● You enroll in the service by completing a request form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

● Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you chose.

● You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options are not included in portfolio rebalancing.

● We will not make the first transfer until 15 days after the Policy is issued.

● If you cancel this service, you must wait 30 days to begin it again.

● We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

● We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here is how the service works:

● You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

● You choose amounts to be transferred for 12 months from the payment date.

● Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

● If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

● If program ends during the second Policy Year, we will not count it toward the usual one transfer per year for the Fixed Account.

● If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

● If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

● We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from any available Fixed Options to the Variable Investment Options. Here is how the service works:

● You can set up this service at any time while your Policy is In Force.

● You enroll in the service by sending us a Written Request. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

● If you cancel this service, you must wait 30 days to begin it again.

● We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

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● We can discontinue, suspend or change the service at any time.

● Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

● You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

● You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit option in order to maximize your income.

● You can choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

● If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

● The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 12%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

● If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

● If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

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After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 12%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE INFORMATION ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multilife guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 70. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher Death Benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables (sex blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and sex of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

Ask your life insurance producer for more detailed information regarding nonstandard ratings that may apply to your Policy due to medical history, profession or hobby.

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MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the Separate Accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy Owner. Under current U.S. tax law, if a policy Owner has excessive control over the investments made by a separate account, or the underlying Fund, the policy Owner will be taxed currently on income and gains from the account or Fund. In other words, in such a case of “investor control” the policy Owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying Fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to Funds that are available to the general public, the number of transfers that a policy Owner may make from one Investment Option to another, and the degree to which a Policy Owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the Funds satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Fund. You may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Fund(s) must be made by the portfolio manager for such Fund in his or her sole and absolute discretion, and not by the Policy Owner.

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Furthermore, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Fund such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON THE POLICIES

Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our affiliate, acts as the distributor of the Policies. PSD and PL&A are both indirect subsidiaries of Pacific Mutual Holding Company. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2024, 2023 and 2022 was $267,048, $292,071, and $314,524 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. More information on commissions paid to broker-dealers is in the ABOUT PACIFIC LIFE – Distribution Arrangements section in the Prospectus.

We and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers.

As of December 31, 2023, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: AIG, Equitable Advisors LLC, Benefit Funding, CBIZ, Cadaret Grant & Co Inc, Cambridge Inv Research Inc, Capital Investment Group, Cetera Advisors LLC, Cetera Advisors Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Commonwealth Financial Network Equity, CPS Financial & Insurance Services Inc, CUSO Financial Services LP, FAS CORP, First Allied Sec Inc, FSC Securities Corp, First Heartland Capital Corporation, Futurity First Insurance, Independent Financial Group, Kestra Investment Services LLC, Linsco Private Ledger Corp, Lion Street Financial LLC, M Holdings Securities, Next Financial Group Inc, PensionMark Securities LLC, P J Robb Variable Corp, ProEquities, Prudential Annuities Distributor Inc, Royal Alliance, Sagepoint Financial Inc, Saybrus Equity Svcs Inc, Securian Financial Services, Securities America, Simplicity Financial Investment Services Inc, Sorrento Pacific Financial LLC, The Huntington

7

Investment Company, The Leaders Group, Transamerica Financial, Triad Advisors Inc., United Planners, Western International Securities, Woodbury Financial Services, and World Equity Group.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other Investment Options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a Fund or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a Fund has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the Fund from the day the Fund started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

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We may also show performance of the underlying Funds based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the Fund(s) will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

● other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria.

● the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration.

● various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of PL&A as of December 31, 2024 and for each of the periods presented, are incorporated by reference to the Variable Account’s Form N-VPFS, File No. 811-09389 filed with the SEC on April 8, 2025. PL&A’s statutory basis financial statements as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024, are incorporated by reference to the Variable Account’s Form N-VPFS, File No. 811-09389 filed with the SEC on April 8, 2025. These financial statements should be considered only as bearing on the ability of PL&A to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life & Annuity Company as of December 31, 2024 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report incorporated by reference in the Statement of Additional Information and appearing in the Variable Account’s Form N-VPFS, File No. 811-09389, filed with the SEC on April 8, 2025. Such financial statements are incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life & Annuity Company as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 incorporated by reference in the Statement of Additional Information and appearing in the Variable Account’s Form N-VPFS, File No. 811-09389, filed with the SEC on April 8, 2025, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which express an unqualified opinion on the statutory-basis financial statements and an adverse opinion on accounting principles generally accepted in the United States of America. Such financial statements are incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

9

Form No. 85-28949-17

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C: OTHER INFORMATION (Pacific Select Exec V-NY)

Item 30. Exhibits

(1)	Board of Directors Resolution

(a)

Minutes of Action of Board of Directors of PM Group Life Insurance Company (PL&A) dated July 1, 1998; Filed as part of Registration Statement on Form N-6 filed via EDGAR on July 1, 2003, File No. 333-106721, Accession Number 0001017062-03-001487.This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000101706203001487/dex991a.txt

(b)

Memorandum Establishing Separate Account; Filed as part of Registration Statement on Form N-6 filed via EDGAR on July 1, 2003, File No. 333-106721, Accession Number 0001017062-03-001487. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000101706203001487/dex991b.txt

(2)	Custodial Agreements

Inapplicable

(3)	Underwriting Agreements

(a)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD); Filed as part of the Registration Statement on Form N-6 via EDGAR on May 27, 2011, File No. 333-172851, Accession Number 0000950123-11-054590. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000101706203001487/dex991b.txt

(b)

Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers; Filed as part of Registration Statement on Form N-6 filed via EDGAR on July 1, 2003, File No. 333-106721, Accession Number 0001017062-03-001487. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000101706203001487/dex993b.txt

(c)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, LLC (PSD) (Amended and Restated); Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d3c.htm

(4)	Contracts

(a)

Flexible Premium Variable Life Insurance Policy; Filed as part of the Registration Statement on Form N-6 via EDGAR on August 19, 2008, File No. 333-153085, Accession Number 0000892569-08-001161. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256908001161/a42124orexv99w4xay.htm

(b)

Overloan Protection II Rider (Form R08OLP NY); Filed as part of the Registration Statement on Form N-6 via EDGAR on August 19, 2008, File No. 333-153085, Accession Number 0000892569-08-001161. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256908001161/a42124orexv99w4xby.htm

(c)

Annual Renewable Term Rider — Additional Insured (Form R08RTA); Filed as part of the Registration Statement on Form N-6 via EDGAR on August 19, 2008, File No. 333-153085, Accession Number 0000892569-08-001161. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256908001161/a42124orexv99w4xcy.htm

(d)

Children’s Term Rider (Form R98-CT NY); Filed in Registration Statement on Form N-6 filed via EDGAR on November 22, 2006, File No. 333-138906, Accession No. 0000892569-06-001403. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256906001403/a24236exv99wx4yxdy.htm

(e)

Waiver of Charges (Form R84 WC NY); Filed in Registration Statement on Form N-6 filed via EDGAR on November 22, 2006, File No. 333-138906, Accession No. 0000892569-06-001403. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256906001403/a24236exv99wx4yxey.htm

(f)

Guaranteed Insurability Rider (Form R93-GI NY); Filed in Registration Statement on Form N-6 filed via EDGAR on November 22, 2006, File No. 333-138906, Accession No. 0000892569-06-001403. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256906001403/a24236exv99wx4yxfy.htm

(g)

Disability Benefit Rider (Form R84-DB NY); Filed in Registration Statement on Form N-6 filed via EDGAR on November 22, 2006, File No. 333-138906, Accession No. 0000892569-06-001403. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256906001403/a24236exv99wx4yxgy.htm

(5)	Applications

Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire; Filed in Registration Statement on Form N-6 filed via EDGAR on November 22, 2006, File No. 333-138906, Accession No. 0000892569-06-001403. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256906001403/a24236exv99wx5y.htm

(6)	Depositor’s Certificate of Incorporation and By-Laws

(a)

Bylaws of PL&A; Filed as part of Registration Statement on Form N-6 filed via EDGAR on July 1, 2003, File No. 333-106721, Accession Number 0001017062-03-001487. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000101706203001487/dex996a.txt

(b)

Articles of Incorporation of PM Group Life Insurance Company; Filed as part of Registration Statement on Form N-6 filed via EDGAR on July 1, 2003, File No. 333-106721, Accession Number 0001017062-03-001487. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000101706203001487/dex996b.txt

(c)

Amended & Restated Articles of Incorporation for PM Group Life Insurance Company; Filed as part of Registration Statement on Form N-6 filed via EDGAR on July 1, 2003, File No. 333-106721, Accession Number 0001017062-03-001487. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000101706203001487/dex996c.txt

(7)	Reinsurance Contracts

(a)

Reinsurance Agreement with RGA Reinsurance Company Effective December 1, 2008; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7a.htm

(1)

Amendments 1 and 2 to Reinsurance Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7a1.htm

(2)

Amendment 3 to Reinsurance Agreement (portions of this amendment have been omitted) ; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7a2.htm

(3)

Amendments 4 through 17 to Reinsurance Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7a3.htm

(b)

Reinsurance Agreement with Swiss Re Life & Health America Inc. Effective December 1, 2008; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7b.htm

(1)

Amendments 1 through 3 to Reinsurance Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7b1.htm

(2)

Amendment 4 to Reinsurance Agreement (portions of this amendment have been omitted) ; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7b2.htm

(3)

Amendments 5 through 17 to Reinsurance Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7b3.htm

(c)

Reinsurance Agreement with Munich American Reassurance Company Effective December 1, 2008; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7c.htm

(1)

Amendments 1 through 16 to Reinsurance Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7c1.htm

(d)

Reinsurance Agreement with SCOR Global Life USA Reinsurance Company (formerly Generali USA Life Reassurance Company) Effective December 1, 2008; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7d.htm

(1)

Amendments 1 and 2 to Reinsurance Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7d1.htm

(2)

Amendment 3 to Reinsurance Agreement (portions of this amendment have been omitted) ; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7d2.htm

(3)

Amendments 4 through 16 to Reinsurance Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on December 13, 2019, File No. 333-231308, Accession Number 0001104659-19-072406. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072406/a19-25068_1ex99d7d3.htm

(8)	Participation Agreements

(a)

Form of Participation Agreement between PL&A and Pacific Select Fund; Filed as part of Registration Statement on Form N-6 filed via EDGAR on July 1, 2003, File No. 333-106721, Accession Number 0001017062-03-001487. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000101706203001487/dex998a.txt

(b)

Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life); Filed as part of Registration Statement on Form N-6 filed via EDGAR on July 1, 2003, File No. 333-106721, Accession Number 0001017062-03-001487. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000101706203001487/dex998b.txt

(c)

M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company; Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed via EDGAR on January 26, 2004, File No. 333-106721, Accession No. 0001193125-04-008896. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312504008896/dex998c.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998c1.htm

(d)

Participation Agreement between PL&A, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company; Filed as Exhibit 8(f) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 via EDGAR on April 18, 2005, File No. 333-71081, Accession No. 0000892569-05-000248. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256905000248/a03610a1exv99w8xfy.htm

(e)

Addendum to Participation Agreement with Blackrock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Funds, Inc.) and Blackrock Distributors, Inc. (formerly called FAM Distributors, Inc.); Filed as Exhibit 8(h) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256905000557/a10981exv99wx8yxhy.htm

(f)

Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III); Filed as Exhibit 8(i) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256905000557/a10981exv99wx8yxiy.htm

(g)

Participation Agreement with Blackrock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Fund, Inc.) and Blackrock Distributors, Inc. (formerly called FAM Distributors, Inc.); Filed as Exhibit 8(j) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256905000557/a10981exv99wx8yxjy.htm

(1)

First Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-107571, Accession Number 0001193125-13-399482. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312513399482/d609139dex998e1.htm

(2)

Second Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-107571, Accession Number 0001193125-13-399482. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312513399482/d609139dex998e2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4 File No. 333-107571, Accession No. 0000950123-10-037064, filed on April 22, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037064/a52635exv99w8xiyx1y.htm

(4)

Fourth Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-107571, Accession Number 0001193125-13-399482. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312513399482/d609139dex998e4.htm

(5)

Fifth Amendment to Participation Agreement; Included in Registration Statement on Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed on August 15, 2014 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998f5.htm

(6)

Sixth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001104659-19-022279 filed April 18, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465919022279/a19-5865_1ex99d8de6.htm

(h)

Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc.; Filed as Exhibit 8(k) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, File No. 333-80825, Accession No. 0000892569-05-000557. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256905000557/a10981exv99wx8yxky.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on December 13, 2013, File No. 333-153085, Accession Number 0001193125-13-473131. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312513473131/d642373dex998h1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-20-048149 filed April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465920048149/a20-9487_1ex99d8h2.htm

(j)

Addendums to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company; Filed in Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed via EDGAR on February 28, 2007, File No. 333-138906, Accession No. 0000892569-07-000175. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256907000175/a24236a2exv99wx8yxjy.htm

(k)

Participation Agreement with Janus Aspen Series; Filed as Exhibit 8(k) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxky.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0001193125-12-503073 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312512503073/d438123dex998ff1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998k2.htm

(l)

Distribution and Shareholder Service Agreement with Janus Capital Management LLC; Filed as Exhibit 8(l) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxly.htm

(1)

First Amendment to Distribution and Shareholder Service; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8l1.htm

(m)

Administrative Services Agreement with Janus Distributors LLC; Filed as Exhibit 8(m) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxmy.htm

(n)

Participation Agreement with Lazard Retirement Series, Inc.; Filed as Exhibit 8(n) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxny.htm

(1)

First Amendment to Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-153085, Accession No. 0001193125-14-147303 filed on April 17, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312514147303/d657067dex998n1.htm

(o)

Servicing Agreement with Lazard Asset Management Securities LLC; Filed as Exhibit 8(o) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxoy.htm

(1)

First Amendment to Servicing Agreement; Included in Registrant’s Form N-4, File No. 333-153085, Accession No. 0001193125-14-147303 filed on April 17, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312514147303/d657067dex998o1.htm

(2)

Second Amendment to Servicing Agreement; Filed as part of the Registration Statement on Form N-6 on April 18, 2019, File No. 333-150092, Accession Number 0001104659-19-022303. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919022303/a19-6071_1ex99d8o2.htm

(3)

Third Amendment to Servicing Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-20-048149 filed April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465920048149/a20-9487_1ex99d8o3.htm

(p)

Participation Agreement with Legg Mason Partners III; Filed as Exhibit 8(p) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxpy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998p1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8p2.htm

(3)

Third Amendment to Participation; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-20-048149 filed April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465920048149/a20-9487_1ex99d8p3.htm

(4)

Fourth Amendment to Participation; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-20-048149 filed April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465920048149/a20-9487_1ex99d8p4.htm

(q)

Service Agreement with Legg Mason Investor Services, LLC; Filed as Exhibit 8(q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxpy.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998q1.htm

(2)

Second Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998q2.htm

(3)

Third Amendment to Service Agreement; Included in Registration Statement on Form N-6, File No. 333-153085, Accession No. 0001193125-15-304372 filed on August 27, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515304372/d35811dex998q3.htm

(4)

Fourth Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-20-048149 filed April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465920048149/a20-9487_1ex99d8q4.htm

(5)

Fifth Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-20-048149 filed April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465920048149/a20-9487_1ex99d8q5.htm

(r)

Participation Agreement with MFS Variable Insurance Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-153085, Accession Number 0000950123-10-038690. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxry.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-153085, Accession Number 0000950123-11-038278. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012311038278/a56270bexv99w8xryx1y.htm

(2)

Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-153085, Accession Number 0000950123-11-038278. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012311038278/a56270bexv99w8xryx2y.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998r3.htm

(s)	(1)

Service Agreement with Massachusetts Financial Services Company; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-153085, Accession Number 0000950123-10-038690. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxsy.htm

(2)

Service Agreement with Massachusetts Financial Services Company; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998s2.htm

(3)

Service Agreement with Massachusetts Financial Services Company; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8s3.htm

(t)

Participation Agreement with GE Investments Funds, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-153085, Accession Number 0000950123-10-038690. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxty.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-100907, Accession No. 0000950123-10-037055, filed on April 22, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037055/a52622exv99w8xnyx1y.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998n2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998n3.htm

(u)

Service Agreement with GE Investments Funds, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-153085, Accession Number 0000950123-10-038690. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxuy.htm

(1)

First Amendment to Investor Services Agreement; Included in Registrant’s Form N-4, File No. 333-100907, Accession No. 0000950123-10-037055, filed on April 22, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037055/a52622exv99w8xsyx1y.htm

(2)

Second Amendment to Investor Services Agreement; Included in Registrant’s Form N-4, File No. 333-100907, Accession No. 0000950123-10-037055, filed on April 22, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037055/a52622exv99w8xsyx1y.htm

(v)

Participation Agreement with Franklin Templeton Variable Insurance Products Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-153085, Accession Number 0000950123-10-038690. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxvy.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-153085, Accession Number 0000950123-10-038690. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxvyx1y.htm

(2)

Addendum to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-153085, Accession Number 0000950123-11-038278. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012311038278/a56270bexv99w8xvyx2y.htm

(3)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-153085, Accession No. 0001193125-14-147303 filed on April 17, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312514147303/d657067dex998v3.htm

(4)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998v4.htm

(w)

Administrative Services Agreement with Franklin Templeton Services, LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-153085, Accession Number 0000950123-10-038690. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxwy.htm

	(1)

First Amendment to Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-153085, Accession Number 0000950123-10-038690. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxwyx1y.htm

	(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-107571, Accession No. 0001193125-12-503068 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312512503073/d438123dex998j2.htm

	(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-107571, Accession No. 0001193125-12-503068 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312512503073/d438123dex998j3.htm

	(4)

Fourth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998w4.htm

	(5)

Fifth Amendment to Administrative Services Agreement; Included in the Registrant’s Form N-4; File No. 333-240071 Accession No. 0001104659-20-112015 filed on October 5, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465920112015/a20-32163_1ex99d8g5.htm

	(6)	Sixth Amendment to Administrative Services Agreement;

(x)	(1)

Form of Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as Exhibit 8(y) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907001219/a34112exv99wx8yxyy.htm

	(2)

Form of Second Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-153085, Accession Number 0000950123-12-006375. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012312006375/a59861bexv99wx8yxxyx2y.htm

	(3)

Third Amendment to Fidelity Distributors Corporation Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-20-048149 filed April 17, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465920048149/a20-9487_1ex99d8x3.htm

(y)

Form of Amendment to Fidelity Investments Institutional Operations Company, Inc. Service Agreement; Filed as Exhibit 8(z) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907001219/a34112exv99wx8yxzy.htm

(z)

Form of Amendment to Fidelity Distributors Corporation Service Contract; Filed as Exhibit 8(aa) as part of Post- Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxaay.htm

(aa)

Distribution and Services Agreement (Amended and Restated) with GE Investment Distributors, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-153085, Accession Number 0000950123-10-038690. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310038690/a53602exv99wx8yxaay.htm

(bb)

Lord Abbett Series Fund, Inc. Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153085, Accession Number 0000950123-10-086804. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310086804/a57216exv99wx8yxbby.htm

(cc)

Lord Abbett Series Fund, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153085, Accession Number 0000950123-10-086804. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310086804/a57216exv99wx8yxccy.htm

(dd)

Lord Abbett Series Fund, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153085, Accession Number 0000950123-10-086804. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310086804/a57216exv99wx8yxddy.htm

(ee)

Royce Fund Services, Inc. Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153085, Accession Number 0000950123-10-086804. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310086804/a57216exv99wx8yxeey.htm

(ff)

Royce Fund Services, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153085, Accession Number 0000950123-10-086804. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012310086804/a57216exv99wx8yxffy.htm

(gg)

Participation Agreement with PIMCO Variable Insurance Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-153085, Accession Number 0000950123-11-038278. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012311038278/a56270bexv99w8xggy.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-153085, Accession Number 0000950123-11-038278. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012311038278/a56270bexv99w8xggyx1y.htm

(2)

Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-153085, Accession Number 0000950123-11-038278. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012311038278/a56270bexv99w8xggyx2y.htm

(hh)

Services Agreement with PIMCO LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-153085, Accession Number 0000950123-11-038278. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012311038278/a56270bexv99w8xhhy.htm

(1)

First Amendment to Services Agreement; Included in Registrant’s Form N-4, File No. 333-168285, Accession No. 0001193125-12-503101 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312512503073/d438123dex998v1.htm

(2)

Second Amendment to Services Agreement; Included in Registrant’s Form N-4, File No. 333-168285, Accession No. 0001193125-14-147292, filed on April 17, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514147292/d657066dex998v2.htm

(3)

Third Amendment to Services Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-18-025577 filed April 20, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465918025577/a18-8360_1ex99d8hh3.htm

(ii)

Selling Agreement with Allianz Global Investors Distributors LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-153085, Accession Number 0000950123-11-038278. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012311038278/a56270bexv99w8xiiy.htm

(1)

First Amendment to Selling Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8ii1.htm

(jj)

Form of American Century Investment Services, Inc. Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-153085, Accession Number 0000950123-12- 006375. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012312006375/a59861bexv99wx8yxjjy.htm

(kk)

Form of American Century Investment Services, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-153085, Accession Number 0000950123-12-006375. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012312006375/a59861bexv99wx8yxkky.htm

(ll)

Form of AIM Variable Insurance Funds Participation Agreement; Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136598, Accession Number 0000892569-08-001561. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001561/a50112exv99w8xky.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-153085, Accession Number 0000950123-12-006375. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012312006375/a59861bexv99wx8yxllyx1y.htm

(mm)

Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136598, Accession Number 0000892569-08-001561. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001561/a50112exv99w8xly.htm

(1)

First Amendment to Distribution Services Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8mm1.htm

(nn)

Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136598, Accession Number 0000892569-08-001561. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001561/a50112exv99w8xmy.htm

(oo)

Participation Agreement with Dreyfus; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2013, File No. 333-153085, Accession Number 0000950123-13-002386. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012313002386/a30100bexv99w8xooy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998oo1.htm

(pp)

Administrative Services Agreement with Dreyfus; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2013, File No. 333-153085, Accession Number 0000950123-13-002386. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012313002386/a30100bexv99w8xppy.htm

(1)

First Amendment to Administrative Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998pp1.htm

(qq)

Distribution Agreement with Dreyfus; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2013, File No. 333-153085, Accession Number 0000950123-13-002386. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012313002386/a30100bexv99w8xqqy.htm

(1)

First Amendment to Distribution Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998qq1.htm

(rr)

Participation Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2013, File No. 333-153085, Accession Number 0000950123-13-002386. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012313002386/a30100bexv99w8xrry.htm

(1)

First Amendment to Participation Agreement; Included in Registration Statement on Form N-6, File No. 333-153085, Accession No. 0001193125-15-304372 filed on August 27, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515304372/d35811dex998rr1.htm

(ss)

Administrative Services Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 19, 2013, File No. 333-153085, Accession Number 0000950123-13-002386. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000095012313002386/a30100bexv99w8xssy.htm

(tt)

Form of BlackRock Distributors, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000892569-08-001277, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001277/a42417bexv99wx8yxiy.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4 File No. 333-136598, Accession No. 0000892569-08-001277, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001277/a42417bexv99wx8yxiy.htm

(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4 File No. 333-160773, Accession No. 0001193125-14-310483, filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998i2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registration Statement on Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed on August 15, 2014 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998i3.htm

(4)

Fourth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998tt4.htm

(uu)

Participation Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on December 13, 2013, File No. 333-153085, Accession Number 0001193125-13-473131. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312513473131/d642373dex998uu.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998uu1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-15-346508 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346508/d62081dex998aaa2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8uu3.htm

(vv)

Revenue Sharing Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on December 13, 2013, File No. 333-153085, Accession Number 0001193125-13-473131. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312513473131/d642373dex998vv.htm

(ww)

Exhibit B to the Pacific Select Fund Participation Agreement; Included in Registration Statement on Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed on August 15, 2014 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998qq.htm

(xx)

Distribution and Marketing Support Agreement (Amended and Restated) with BlackRock Variable Series Fund, LLC.; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001193125-15-134899 filed April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515134899/d832007dex998xx.htm

(yy)

Distribution and Administrative Services Agreement (Amended and Restated) with Neuberger Berman; Included in Registration Statement on Form N-6, File No. 333-153085, Accession No. 0001193125-15-304372 filed on August 27, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000119312515304372/d35811dex998yy.htm

(zz)

Revenue Sharing Agreement with Oppenheimer (Amended and Restated); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-15-346508 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346508/d62081dex998bbb.htm

(aaa)

Fund Participation and Service Agreement with American Funds; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-13-399333 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312513399482/d609139dex998mm.htm

(1)

First Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-14-143850 filed on April 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514143850/d655763dex998mm1.htm

(2)

Second Amendment to Fund Participation and Service Agreement.; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-15-128820 filed on April 14, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515128820/d831895dex998mm2.htm

(3)

Third Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-15-346508 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346508/d62081dex998mm3.htm

(bbb)

Distribution Sub-Agreement with BlackRock Variable Series Funds, Inc.; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8bbb.htm

(ccc)

Administrative Services Agreement with Invesco Advisers, Inc; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8ccc.htm

(ddd)

Financial Support Agreement with Invesco Distributors, Inc.; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8ddd.htm

(eee)

Distribution and/or Service (12b-1) Fee Agreement with Legg Mason Investor Services, LLC; Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8eee.htm

(fff)

Distribution Agreement with Dreyfus (Amended and Restated); Included in Registrant’s Form N-6, File No. 333-153085, Accession No. 0001104659-17-024867 filed April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000110465917024867/a16-17368_1ex99d8fff.htm

(ggg)

Selling Agreement with PIMCO (for Admin Class Shares) Variable Insurance Trust; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-19-022302 filed April 18, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919022302/a19-6068_1ex99d8ggg.htm

(hhh)

Services Agreement with PIMCO (for Admin Class Shares) Variable Insurance Trust; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-19-022302 filed April 18, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919022302/a19-6068_1ex99d8hhh.htm

(9)	Administrative Contracts

Inapplicable

(10)	Other Material Contracts

Inapplicable

(11)	Legal Opinion

Opinion and consent of legal officer of PL&A as to legality of Policies being registered; Filed as part of the Registration Statement on Form N-6 via EDGAR on August 19, 2008, File No. 333-153085, Accession Number 0000892569- 08-001161. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074487/000089256908001161/a42124orexv99w11.htm

(12)	Actuarial Opinion

Inapplicable

(13)	Calculation

Inapplicable

(14)	Other Opinions

Consent of Registered Public Accounting Firm and Consent of Independent Auditors

(15)	Omitted Financial Statements

Inapplicable

(16)	Initial Capital Agreements

Inapplicable

(17)	Redeemability Exemption

Memorandum describing Pacific Life and Annuity Company’s issuance, transfer and redemption procedures for the Policies pursuant to Rule 6e-3(T)(b)(12)(iii);

(18)	Powers of Attorney;

(19)	Form of Initial Summary Prospectus

Inapplicable

Item 31. Directors and Officers of Pacific Life & Annuity

Name and Address	Positions and Offices with Pacific Life & Annuity
Darryl D. Button	Director, Chairman, President, and Chief Executive Officer
Vibhu R. Sharma	Director, Executive Vice President and Chief Financial Officer

Jason Orlandi	Director, Executive Vice President and General Counsel
Dawn M. Behnke	Executive Vice President
Carol J. Krosky	Senior Vice President and Chief Accounting Officer

Starla C. Yamauchi	Vice President and Secretary

Craig W. Leslie	Senior Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive Newport Beach, California 92660

Item 32. Persons Controlled by or Under Common Control with Pacific Life & Annuity Company (Pacific Life & Annuity) or Pacific Select Exec Separate Account of Pacific Life & Annuity.

The following is an explanation of the organization chart of Pacific Life & Annuity Company’s subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY, SUBSIDIARIES & AFFILIATED

ENTERPRISES LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a Nebraska Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

Item 33. Indemnification

(a) The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, LLC (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b) The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, LLC (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life & Annuity Company and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life & Annuity Company, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker- Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life & Annuity Company or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life & Annuity Company, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

PSD also acts as principal underwriter for Pacific Life Insurance Company, on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific COLI Separate Account IV, Pacific COLI Separate Account V, Pacific COLI Separate Account VI, Pacific COLI Separate Account X, Pacific COLI Separate Account XI, Pacific Select Separate Account, and Pacific Life & Annuity Company, on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, and Separate Account I.

(b)

For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference. This exhibit can be found at http://brokercheck.finra.org/firm/summary/4452

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 35. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 36. Management Services

Inapplicable

Item 37. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life & Annuity Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 22 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and State of California on the day of April 15, 2025.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

PACIFIC LIFE & ANNUITY COMPANY

By:
Darryl D. Button*
Director, Chairman, President, and Chief Executive Officer

PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:
Darryl D. Button*
Director, Chairman, President, and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

		Director, Chairman, President, Chief Executive Officer	April 15, 2025

Darryl D. Button*

		Director, Executive Vice President and Chief Financial Officer	April 15, 2025

Vibhu R. Sharma*

		Director, Executive Vice President, General Counsel and Assistant Secretary	April 15, 2025

Jason Orlandi*

		Vice President and Secretary	April 15, 2025

Starla C. Yamauchi*

		Executive Vice President	April 15, 2025

Dawn M. Behnke*

		Senior Vice President and Chief Accounting Officer	April 15, 2025

Carol J. Krosky*

		Senior Vice President and Treasurer	April 15, 2025

Craig W. Leslie*

*By:	/s/ ALISON RYAN		April 15, 2025

Alison Ryan
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 18).